As filed with the Securities and Exchange Commission on August 14, 2019

Securities Act Registration No. 333-232396

Investment Company Registration No. 811-21485

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

        ☐ Post-Effective Amendment No.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

(Exact Name of Registrant as Specified in Charter)

280 Park Avenue

New York, New York 10017

(Address of Principal Executive Offices)

212-832-3232

(Registrant’s Telephone Number, including Area Code)

Dana A. DeVivo, Esq.

Cohen & Steers, Inc.

280 Park Avenue

New York, New York 10017

(Name and Address of Agent for Service)

With Copies to:

Michael Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of Americas

New York, New York 10036

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)
Common Shares , $.001 par value	9,028,452 shares	$26.53	$239,524,823.97	$28,909.21

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Net asset value per common share as of August 12, 2019.
(3)	$121.20 previously paid in connection with the registration of 1,000,000 common shares on June 27, 2019.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

280 Park Avenue

New York, New York 10017

Special Meeting of Stockholders to be held November 15, 2019

August 21, 2019

Dear Stockholder:

You are being asked to consider and vote upon a proposed transaction related to Cohen & Steers Global Income Builder, Inc. (“INB”) and Cohen & Steers Infrastructure Fund, Inc. (“UTF” and, together with INB, the “Funds” and each a “Fund”). Detailed information about the proposed transaction is contained in the enclosed materials.

The Board of Directors of INB has called a special meeting of stockholders (the “Meeting”) of INB to be held on November 15, 2019, at 280 Park Avenue, 10th floor, New York, NY 10017 at 10:00 a.m. Eastern time, in order to vote on the proposal described in the attached Combined Proxy Statement/Prospectus. At the meeting, stockholders of INB will be asked to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for the transfer of all of the assets of INB to UTF in exchange for shares of common stock of UTF, the assumption by UTF of all of the liabilities of INB, and the distribution of such UTF shares to the stockholders of INB in complete liquidation of INB, all as described in more detail in the attached Proxy Statement/Prospectus (the “Reorganization”).

As part of the Reorganization, holders of common shares of INB will be issued new common shares of UTF. Please note that the total net asset value (“NAV”) of these new shares will equal the NAV of the shares of INB outstanding on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to those common shares (although cash will be paid in lieu of fractional shares). Both Funds are publicly traded on the New York Stock Exchange (“NYSE”).

INB and UTF are each a closed-end, diversified management investment company. Each Fund’s common stock is listed on the NYSE. The Funds have substantially similar, but not identical, overall investment objectives and are both managed by Cohen & Steers Capital Management, Inc.

As a result of the Reorganization, each full (and fractional) share of common stock of INB will, in effect, be exchanged for an equivalent dollar amount (to the nearest $0.0001) of full (and cash in lieu of fractional) shares of common stock of UTF, based on the net asset value of each Fund. The currently issued and outstanding shares of common stock of UTF will remain issued and outstanding.

The Board of Directors of each Fund believe that combining the Funds could benefit stockholders of each Fund by providing the potential for portfolio management efficiencies, a lower total operating expense ratio and enhanced market liquidity for the combined Fund’s shares of common stock following the Reorganization. The stockholders of INB will vote on the Reorganization, stockholders of UTF are not being asked to vote on the Reorganization. The Board of INB unanimously recommends that you vote “FOR” the proposed Reorganization.

If stockholders approve the Reorganization, and certain conditions are met, the Reorganization is expected to occur on or about December 20, 2019, but the Reorganization may occur at an earlier or later date.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Combined Proxy Statement/Prospectus and authorize a proxy to vote your shares promptly. To authorize a proxy to vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for authorizing a proxy by touch-tone telephone or on the Internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

Adam M. Derechin President of the Funds

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

IMPORTANT NEWS FOR STOCKHOLDERS

The enclosed Combined Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) describes a proposal to reorganize Cohen & Steers Global Income Builder, Inc. (“INB” or the “Acquired Fund”) with and into Cohen & Steers Infrastructure Fund, Inc. (“UTF” or the “Acquiring Fund” and, collectively with the Acquired Fund, the “Funds” and each a “Fund”), in accordance with the Maryland General Corporation Law (“MGCL”), and the charter of each Fund (the “Reorganization”).

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, the following is a brief overview of the proposed Reorganization and related proposals. Please refer to the more complete information contained elsewhere in the Proxy Statement/Prospectus about the Reorganization.

COMMON QUESTIONS YOU MAY HAVE ABOUT THE PROPOSED REORGANIZATION

Q:	WHY IS THE MEETING BEING HELD?

A:

Stockholders of INB are being asked to consider and vote upon a proposal to approve the Reorganization of INB with and into UTF, a publicly traded closed-end management investment company that has an investment objective that is substantially similar, but not identical, to that of INB and that has the same investment manager, Cohen & Steers Capital Management, Inc. (the “Investment Manager”), as INB.

Q:	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A:

The Board of Directors of each Fund has determined that the Reorganization is advisable and in the best interests of each Fund and the stockholders of each Fund. The Funds both have an investment objective to seek total return with an emphasis on income. The Boards believe that combining the Funds could benefit stockholders of each Fund by providing the potential for portfolio management efficiencies, a lower total operating expense ratio and enhanced market liquidity for UTF’s shares of common stock.

Q:	HOW WILL THE REORGANIZATION AFFECT MANAGEMENT FEES?

A:

Each Fund is party to an investment management agreement with the Investment Manager pursuant to which it pays a management fee to the Investment Manager for the services rendered by the Investment Manager. Stockholders of UTF will continue to pay a management fee at the annual rate of 0.85% of the average daily managed assets of UTF and an administration fee at an annual rate of 0.06% of the average daily managed assets of UTF. Stockholders of INB currently pay a management fee at the annual rate of 1.00% of average daily managed assets of INB as well as an administration fee at an annual rate of 0.08% of the average daily managed assets of INB. Stockholders of the combined Fund will pay a management fee of 0.85% of average daily managed assets of the Fund, and will also pay an administration fee at the annual rate of 0.06% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

Q:	ARE THE FUNDS’ INVESTMENT OBJECTIVES AND POLICIES SIMILAR?

A:

The Funds both have an investment objective to seek total return with an emphasis on income. INB constructs its portfolio primarily by allocating the Fund’s assets to selections from five proprietary strategies used by the Investment Manager in managing other established Cohen & Steers portfolios. The proprietary strategies are Global Large Cap, Global Real Estate, Global Infrastructure, Global Preferred and Closed-End Funds. UTF, under normal market conditions, invests at least 80% of its managed assets in securities issued by infrastructure companies, which consists of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications companies and other infrastructure companies. See “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus. The Investment Manager manages both Funds and Cohen & Steers Asia Limited and Cohen & Steers UK Limited serve as subadvisors (the “Subadvisors”) of the Funds.

Q:	HOW WILL THE REORGANIZATION AFFECT ME?

A:

If the reorganization is approved, INB will be reorganized with and into UTF in accordance with the MGCL. INB’s assets and liabilities will be combined with the assets and liabilities of UTF, and stockholders of INB will become stockholders of UTF and INB will thereafter be dissolved. As a result of the Reorganization, each full (and fractional) share of common stock of INB will, in effect, be exchanged for an equivalent dollar amount (to the nearest $0.0001) of full (and cash in lieu of fractional) shares of common stock of UTF, based on the net asset value of each Fund. The currently issued and outstanding shares of common stock of UTF will remain issued and outstanding.

The Reorganization will not have any effect on UTF’s investment objective, principal investment strategies, policies or restrictions. UTF will be the accounting survivor in the Reorganization, and the combined Fund will be managed in accordance with UTF’s current investment objective, principal investment strategies, policies and restrictions. In addition, the number of shares of common stock of UTF held by UTF’s current stockholders will be the same before and after the Reorganization.

Q:	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED BY STOCKHOLDERS OF INB?

A:

The Reorganization will not be consummated unless approved by the stockholders of INB. If the Reorganization is not approved, INB will continue as a separate investment company, and its Board will consider such alternatives as it determines to be in the best interests of stockholders, including, possibly, re-proposing the Reorganization or liquidating INB.

Q.	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A.

INB stockholders will experience a decrease in fees as a result of the Reorganization. The combined Fund’s management fee, administration fee, and total expense ratios will be lower than those of INB. In addition, UTF’s total annual operating expense ratio is expected to decrease as a result of the Reorganization, because the fixed expenses of the combined Fund following the Reorganization will be spread over a larger asset base and due to a lower leverage ratio for the combined Fund following the Reorganization. Under each Fund’s investment management agreement, INB and UTF pay the Investment Manager a management fee at an annual rate of 1.00% and 0.85%, respectively, of the Fund’s average daily managed assets as well as an administration fee at an annual rate of 0.08% and 0.06%, respectively, of the Fund’s average daily managed assets. UTF’s management fee and administration fee will not change as a result of the Reorganization.

Q.	WILL I HAVE TO PAY ANY U.S. FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATION?

A.

The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming that the Reorganization of the Funds qualifies for such treatment, you will generally not recognize a gain or loss for federal income tax purposes as a result of the Reorganization. A stockholder of INB who receives cash in lieu of a fractional share of UTF stock potentially will recognize a gain as a result, but not in excess of such cash, as discussed in more detail below. As a condition to the closing of the Reorganization, the Funds will each receive an opinion of counsel substantially to the effect that the Reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. Although the Reorganization is expected to be tax-free for stockholders, it will potentially accelerate distributions to stockholders of INB for the taxable period ending with the closing of the Reorganizations. You should talk to your tax advisor about any state, local and other tax consequences of the Reorganization of your Fund. See “The Proposal—Information About the Proposed Reorganization—Material U.S. Federal Income Tax Consequences.”

Q.	WHEN IS THE REORGANIZATION EXPECTED TO HAPPEN?

A.	The Reorganization, if approved, is expected to occur on or about December 20, 2019, but the Reorganization may occur at an earlier or later date.

Q.	WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

A.	The expenses incurred in the Reorganization will be paid by each Fund in proportion to its net assets and are estimated to be $363,500.

Q.	HOW DOES THE BOARD OF INB RECOMMEND THAT I VOTE ON THE PROPOSALS?

A.	The Board of INB, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund, recommends that you vote “FOR” the Reorganization.

Q.	WHO CAN VOTE ON THE PROPOSALS?

A.	If you owned shares of INB at the close of business on August 19, 2019, you are entitled to vote those shares, even if you are no longer a stockholder of INB.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A.

Your vote makes a difference. If many stockholders just like you do not authorize a proxy to vote their shares, INB may not receive enough votes to go forward with the Meeting and may incur additional expenses as a result of additional solicitation efforts to encourage stockholders to return their proxies.

Q.	HOW CAN I AUTHORIZE A PROXY?

A.	In addition to voting by mail by returning the enclosed proxy card(s), you may also authorize a proxy by either touch-tone telephone or online via the Internet, as follows:

To authorize a proxy by touch-tone telephone:	To authorize a proxy by Internet:

(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set out on the proxy card and follow the simple instructions.	(3) Enter the control number set out on the proxy card and follow the simple instructions.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A.	If you need more information or have any questions on how to cast your vote, please call Broadridge Financial Solutions, Inc., INB’s proxy solicitor, at (855) 486-7901.

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY TO AVOID THE EXPENSE OF ADDITIONAL SOLICITATION.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on November 15, 2019

Please take notice that a Special Meeting of Stockholders (the “Meeting”) of Cohen & Steers Global Income Builder, Inc. (“INB” or the “Fund”), will be held on November 15, 2019 at the offices of Cohen & Steers Capital Management, Inc., the Fund’s investment manager (the “Investment Manager”), located at 280 Park Avenue, 10th floor, New York, NY 10017 at 10:00 a.m., Eastern time, for the following purpose:

PROPOSAL:

To consider and vote upon the approval of an Agreement and Plan of Reorganization (the “Agreement”) providing for the transfer of all of the assets of INB to Cohen & Steers Infrastructure Fund, Inc. (“UTF”) in exchange for shares of common stock of UTF and the assumption by UTF of all of the liabilities of INB, the distribution of such UTF shares to the stockholders of INB in complete liquidation of INB and deregistration of INB as an investment company pursuant to the Investment Company Act of 1940, and dissolution of INB in accordance with the MGCL, all as described in more detail in the attached Proxy Statement/Prospectus (the “Reorganization”).

Stockholders of record of INB at the close of business on August 19, 2019 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Boards of Directors,
Dana A. DeVivo
Secretary and Chief Legal Officer of the Funds
August 21, 2019

YOUR VOTE IS IMPORTANT

We invite you to utilize the convenience of authorizing a proxy to vote your shares via the Internet at the site indicated on the enclosed proxy card(s). While at that site you will be able to enroll in our electronic delivery program which will insure that you receive future mailings relating to annual meetings as quickly as possible and will help the Fund(s) save costs. Or you may indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund(s) any additional expense of further solicitation, please vote your proxy promptly.

PROXY STATEMENT/PROSPECTUS

August 21, 2019

Relating to the Acquisition of the Assets and Liabilities of

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

by

COHEN & STEERS INFRASTRUCTURE FUND, INC.

280 Park Avenue

New York, New York 10017

(212) 832-3232

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Cohen & Steers Global Income Builder, Inc. (“INB” or the “Acquired Fund”) for a Special Meeting of Stockholders of INB (the “Meeting”). The Meeting will be held on November 15, 2019 at the offices of Cohen & Steers Capital Management, Inc., the investment manager (the “Investment Manager”) of the Funds (as defined below), located at 280 Park Avenue, 10th floor, New York, NY 10017 at 10:00 a.m., Eastern time. This Proxy Statement/Prospectus and the enclosed proxy card or voting instruction card were first mailed to stockholders of INB on or about September 3, 2019. This Proxy Statement/Prospectus contains information you should know before providing voting instructions on the following proposal with respect to INB. You should retain this document for future reference.

The stockholders of INB have the right to vote on the proposal to approve an Agreement and Plan of Reorganization and the transactions contemplated thereby (the “Proposal”).

The following provides a brief overview of the substance of the Proposal to be considered at the Meeting:

PROPOSAL:

To approve an Agreement and Plan of Reorganization (the “Agreement”) providing for the transfer of all of the assets of INB to Cohen & Steers Infrastructure Fund, Inc. (“UTF” or the “Acquiring Fund” and, together with INB, the “Funds” and each a “Fund”) in exchange for shares of common stock of UTF and the assumption by UTF of all of the liabilities of INB, the distribution of such UTF shares to the stockholders of INB in complete liquidation of INB, deregistration of INB as an investment company pursuant to the Investment Company Act of 1940 (the “1940 Act”) and dissolution of INB pursuant to the MGCL, all as described in more detail in the attached Proxy Statement/Prospectus (the “Reorganization”).

If the Proposal is approved and the Reorganization is consummated, as a result of the Reorganization, each full (and fractional) share of common stock, par value $0.001 per share, of INB (“INB Common Shares”) would, in effect, be exchanged for an equivalent dollar amount (to the nearest $0.0001) of full (and cash in lieu of fractional) shares of common stock , par value $0.001 per share, of UTF (“UTF Common Shares”), based on the net asset value of each Fund. Common stockholders of INB will receive cash-in-lieu of fractional shares of UTF in an amount equal to the value of the fractional UTF Common Shares that the stockholder would otherwise have received in connection with the Reorganization. Although UTF Common Shares received in the Reorganization will have the same total net asset value as INB Common Shares held immediately before the Reorganization (after adjustment for fractional shares, as noted above), the market value of the UTF Common Shares received, based on their stock price on the New York Stock Exchange (the “NYSE”) immediately prior to the Reorganization, may be greater or less than the market value of INB Common Shares exchanged in the Reorganization, based on the current market price for INB Common Shares at the time of the Reorganization. All UTF Common Shares currently issued and outstanding will remain issued and outstanding following the Reorganization.

The Board of Directors of each of INB and UTF believe that combining the Funds could benefit stockholders of each Fund by providing the potential for portfolio management efficiencies, a lower total annual operating expense ratio and enhanced market liquidity for UTF Common Shares following the Reorganization.

INB and UTF were incorporated in Maryland on April 10, 2007 and January 8, 2004, respectively. Each Fund is a closed-end, diversified management investment company. Each Fund’s common stock is listed on the NYSE. The Funds have substantially similar, but not identical, investment objectives and are managed by the Investment Manager. See “The Proposal—Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

The Reorganization will be effected pursuant to an Agreement and Plan of Reorganization, which is attached to this Proxy Statement/Prospectus as Appendix A. The material terms and conditions of the Agreement and Plan of Reorganization are summarized in this Proxy Statement/Prospectus. See “The Proposal—Information about the Proposed Reorganization—The Agreement and Plan of Reorganization.”

This Proxy Statement/Prospectus serves as a prospectus for UTF Common Shares under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of the combined Fund’s common shares in the Reorganization.

Assuming the stockholders of INB approve the Reorganization and all other conditions to the consummation of the Reorganization are satisfied or waived, the Reorganization will become effective on the closing date as provided in the Agreement and Plan of Reorganization (the “Closing Date”). INB, as soon as practical after the Closing Date, will terminate its registration under the 1940 Act and will thereafter be dissolved under Maryland law.

The Reorganization is being structured as a reorganization for federal income tax purposes that generally will be tax free. See “The Proposal—Information About the Proposed Reorganization—Material U.S. Federal Income Tax Consequences.” Stockholders should consult their tax advisors to determine the actual impact of the Reorganization on them in light of their individual tax circumstances.

You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about the Funds that you should know before voting on the proposed Reorganization described herein.

A Statement of Additional Information (“SAI”) dated August 21, 2019, which contains additional information about the Reorganization and the Funds, has been filed with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference into this Proxy Statement/Prospectus. You may receive free of charge a copy of the SAI or a Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2018, which highlight certain important information such as investment performance and expense and financial information, by visiting our website at www.cohenandsteers.com, by calling 800-330-7348 or by writing a Fund at the address listed above.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus, and any of the other above-referenced documents, at the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

INB and UTF common shares are listed on the NYSE under the symbols “INB” and “UTF,” respectively. After the Closing Date, UTF Common Shares will continue to be listed on the NYSE under the symbol “UTF.” You also may inspect the Funds’ stockholder reports, proxy materials and other information about the Funds at the offices of the NYSE, 11 Wall Street, New York, NY 10005.

The information contained herein concerning each Fund has been provided by, and is included herein in reliance upon, each respective Fund.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PROPOSAL

TO APPROVE THE REORGANIZATION OF INB WITH AND INTO UTF

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Reorganization

At a meeting held on June 11, 2019, the Funds’ Boards, including the Directors who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Directors”), considered and approved the Agreement and Plan of Reorganization (the “Plan”). As a result of the Reorganization:

•

INB will transfer its assets to UTF in exchange for the assumption by UTF of all of the existing liabilities of INB and for the issuance to INB of shares of UTF to be distributed to stockholders of INB in complete liquidation thereof; and

•

INB Common Shares would, in effect, be exchanged as of the Closing Date for an equivalent dollar amount (to the nearest $0.0001) of UTF Common Shares, based on the net asset value of each Fund. Common stockholders of INB will receive cash-in-lieu of fractional shares of UTF in an amount equal to the value of the fractional UTF Common Shares that the stockholder would otherwise have received in the Reorganization; and

•	after the Closing Date, INB will deregister as an investment company pursuant to the 1940 Act and dissolve in accordance with the MGCL.

If the Reorganization is not approved by INB stockholders, INB and UTF will continue as separate investment companies, and the Board of INB will separately consider such alternatives as it determines to be in the best interests of stockholders, including, possibly, re-proposing the Reorganization or liquidating the Fund.

For the reasons set forth below in “Information About the Proposed Reorganization—Reasons for the Reorganization and Board Considerations,” the Board of each Fund, including the Independent Directors, have concluded that the Reorganization would be in the best interests of the Fund and its stockholders, and that the interests of Fund stockholders would not be diluted as a result of the Reorganization. The Board of INB, therefore, is hereby submitting the Reorganization to Fund stockholders and unanimously recommends that stockholders of INB vote “FOR” the Reorganization.

The Reorganization has been approved by the Board of INB, including at least 75% of the Continuing Directors (as defined herein). Under INB’s charter, approval of the Reorganization requires the affirmative vote of INB stockholders entitled to cast a majority of the votes entitled to be cast on the matter. See “Voting Information” below. The stockholders of UTF are not required to vote separately on the Reorganization. If stockholders of INB approve the Reorganization, the Closing Date of the Reorganization is expected to occur on December 20, 2019, but the Reorganization may occur at an earlier or later date.

As a condition to completion of the Reorganization, the Funds will each have received an opinion of Ropes & Gray LLP substantially to the effect that the Reorganization will qualify as a reorganization for federal income tax purposes that generally will be tax free. Accordingly, no gain or loss is expected to be recognized by the Funds or, generally, their stockholders as a direct result of the Reorganization (other than any gain in respect of any cash received in lieu of fractional shares under the terms described herein). In addition, the tax basis of INB stockholder’s shares is generally expected to carry over to the UTF shares the stockholder receives in the Reorganization (as adjusted to account for any cash in lieu of fractional shares under the terms described herein) and the holding period of INB stockholder’s shares of UTF is expected to be determined by including the period for which the stockholder held shares of INB exchanged therefor. For more information about the federal income tax consequences of the Reorganization, see “Information about the Proposed Reorganization—Material U.S. Federal Income Tax Consequences” below.

Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds

UTF and INB:

•	Have the Investment Manager as an investment adviser.

•	Share the same subadvisors, Cohen & Steers UK Limited (“CNS UK”) and Cohen & Steers Asia Limited (“CNS Asia” and, together with CNS UK, the “Subadvisors”).

•	Have a substantially similar, but not identical, investment objective to seek total return

Comparison of Investment Objectives:

UTF’s investment objective is total return with an emphasis on income and INB’s investment objective is total return with an emphasis on high current income. Both Funds’ investment objectives are considered fundamental and may not be changed without stockholder approval.

Comparison of Investment Strategies:

Each Fund focuses its investments in equity securities, including common stocks, preferred stocks and other equity securities. Under normal market conditions, UTF invests at least 80% of its managed assets in securities issued by infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications companies and other infrastructure companies. UTF may not invest more than 25% of its managed assets in securities of issuers in any one industry, except for securities in infrastructure companies. INB constructs its portfolio by primarily allocating the Fund’s assets to selections from five proprietary strategies (the “Select Strategies”) with a primary focus on Global Large Cap Strategy. The proprietary strategies are Global Large Cap Strategy, Global Real Estate Strategy, Global Infrastructure Strategy, Global Preferred Strategy and Closed-End Funds Strategy. Under normal circumstances, INB invests 60% of its managed assets allocated to the Global Large Cap Strategy and 40% of its managed assets allocated among the Select Strategies. INB also writes (sells) index and stock options on a portion of its portfolio with the intention of earning option premiums (the “Covered Call Strategy”). Option premiums generate current income and may help to increase distributable income, although there can be no assurance that this will be achieved. Based on existing market conditions, INB typically writes options having an aggregate notional value equal to 40% to 60% of the value of the Fund’s portfolio, although the percentage will vary over time based on market conditions. Although not intended to be a significant element in the UTF’s investment strategy, from time to time the Fund may use options.

INB may seek to increase its current income through dividend capture trading. In dividend capture trading, the Fund sells a stock on or shortly after the stock’s ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this strategy, the Fund may receive more dividend payments over a given period of time than if it held a single stock, however, there can be no assurance that the Fund will achieve its investment objective. The Investment Manager retains broad discretion to allocate each Fund’s investments between securities issued by large cap value companies in a manner it believes will best achieve each Fund’s investment objective. UTF does not utilize a dividend capture trading strategy.

In making investment decisions with respect to common stocks and other equity securities issued by infrastructure companies in which UTF invests, the Investment Manager relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return, through a combination of dividend yield and capital appreciation. The Investment Manager reviews each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio and corporate governance. The Investment Manager utilizes a value-oriented approach, and evaluates each company’s valuation on the basis of relative price/cash flow and price earnings multiples, earnings growth rate, dividend yield and price/book value, among other metrics.

In making investment decisions with respect to preferred securities and other fixed income securities in which each Fund invests, the Investment Manager seeks to select securities it views as undervalued on the basis of risk and return profiles. In making these determinations, the Investment Manager evaluates the fundamental characteristics of an issuer, including an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager considers not only fundamental analysis, but also an issuer’s corporate and capital structure and the placement of the preferred or debt securities within that structure. The Investment Manager takes into account other factors, such as call and other structural features, event risk, the likely directions of ratings and relative value versus other income security classes, among others. Each Fund generally will not invest more than 10% of its managed assets in the securities of one issuer.

The combined Fund will continue to employ the same principal investment strategies used by UTF.

Each Fund may invest in, among other things, the types of securities and instruments described below:

Infrastructure Companies

Under normal market conditions, UTF invests at least 80% of its managed assets in infrastructure companies. Like utility companies, infrastructure companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the:

•	generation, transmission, sale or distribution of electric energy;

•	distribution, purification and treatment of water;

•	production, transmission or distribution of natural resources used to produce energy; and

•	provision of communication services, including cable television, satellite, microwave, radio, telephone and other communications media.

In addition, infrastructure companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the management, ownership and/or operation of infrastructure assets or construction, development or financing of infrastructure assets, such as pipelines, toll roads, airports, railroads or ports. Infrastructure companies also include energy-related companies organized as master limited partnerships and their affiliates.

Master Limited Partnerships (“MLPs”)

An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

Canadian Royalty Trusts

A Canadian royalty trust is a trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian royalty trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a Canadian royalty trust to finance internal growth through exploration is limited. Therefore, Canadian royalty trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.

Preferred Securities

Each Fund may invest its managed assets in preferred securities and other fixed-income securities issued by any type of company in which it does not focus its investments. There are two basic types of preferred securities. The first, sometimes referred to in this Proxy Statement/Prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second basic type is referred to in this Proxy Statement/Prospectus as hybrid-preferred securities. Hybrid-preferred securities are usually issued by a trust or limited partnership and often represent preferred interests in subordinated debt instruments issued by a corporation for whose benefit the trust or partnership was established. Hybrid-preferred securities are considered debt securities. Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and in the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The hybrid and REIT preferred securities in which the Funds invest do not qualify for the DRD and are not expected to provide significant benefits under the rules relating to qualified dividend income. As a result, any corporate stockholder who otherwise would qualify for the DRD, and any individual stockholder who otherwise would qualify to be taxed at long-term capital gain rates on qualified dividend income, should assume that none of the distributions the stockholder receives from a Fund attributable to hybrid and REIT preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income. Distributions received from a Fund attributable to traditional preferred securities, other than those issued by real estate investment trusts (“REITs”), generally would qualify for the DRD as to any corporate stockholder and generally would qualify to be taxed at long-term capital gains rates as to any individual stockholder.

Debt Securities

Each Fund may invest in debt securities issued by real estate companies, including REITs, utility companies and other types of issuers. The Fund’s investments in debt securities may include investments in convertible debt securities, convertible preferred securities, corporate debt securities issued by domestic and non-U.S. corporations and government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities, such as mortgage debt securities. Convertible securities are exchangeable for common stock at a predetermined stock (the “conversion price”). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock than debt instruments.

Lower-Rated Securities

UTF is permitted to invest up to 25% of its managed assets, and INB without limit, in securities that at the time of investment are rated below investment grade or that are unrated but judged to be below investment grade by the Investment Manager. These below investment grade securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal.

Securities rated non-investment grade (lower than “BBB-” by S&P Global Ratings (“S&P”) or lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”)) are sometimes referred to as “high yield” or “junk” bonds. UTF may only invest in high yield securities that are rated “CCC” or higher by S&P, or rated “Caa” or higher by Moody’s, or unrated securities determined by the Investment Manager to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Funds will not invest in securities that are in default at the time of purchase. For a description of S&P and Moody’s ratings, see Appendix D to this Proxy Statement.

Additional Investment Activities:

Foreign (Non-U.S.) Companies

The Funds may invest in securities of foreign issuers and investments in emerging market securities. UTF has no geographic restrictions and expects to invest in infrastructure companies primarily in developed countries, but may invest in securities of infrastructure companies domiciled in emerging market countries. Under normal market conditions, INB invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Fund would invest at least 30%) in companies organized or located outside the United States or doing a substantial amount of business outside the United States, including direct investments in securities of such issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. INB allocates its assets among various regions and countries, including the United States (but in no less than three countries). UTF may invest in non-U.S. securities without limit.

Dividend income a Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. However, dividend income a Fund receives from securities of certain “qualified foreign corporations” (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) will be eligible for the special tax treatment applicable to qualified dividend income.

Derivatives Transactions

The Funds may use various strategic transactions described below to seek to generate total return, facilitate portfolio management and mitigate risks. In addition, INB utilizes a Covered Call Strategy, whereby INB writes (sells) index and stock options on a portion of its portfolio with the intention of earning option premiums. Although the Investment Manager may seek to use these kinds of transactions to further a Fund’s investment objective(s), no assurance can be given that they will achieve this result.

The Funds may enter into exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indexes, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and swaps; credit default swaps; forward contracts; and structured investments. In addition, the Funds may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Funds also may purchase and sell derivative instruments that combine feature of these instruments. The Funds may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as “Derivatives Transactions.”

While both Funds have the ability to engage in Derivatives Transactions, typically INB has more exposure to Derivatives Transactions than UTF, due to its utilization of a Covered Call Strategy. UTF, on the other hand, does not utilize a Covered Call Strategy, and as a result, has historically only engaged periodically in Derivatives Transactions.

Securities Lending

Each Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with a Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan. The Funds do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. A Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Other Investment Companies

Each Fund may invest in other investment companies to the extent permitted by Section 12(d)(1) of the 1940 Act. Each Fund also may invest in other investment companies either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, a Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Common stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. Investment companies may have investment policies that differ from those of the Funds. In addition, to the extent a Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

In accordance with Section 12(d)(1)(F) of the 1940 Act, a Fund may be limited in the amount the Fund and its affiliates, including the other funds, can invest in any one fund (a “Portfolio Fund”) to 3% of the Portfolio Fund’s total outstanding stock. As a result, the Fund may hold a smaller position in a Portfolio Fund than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which Portfolio Fund stockholders are solicited to vote the Investment Manager may be required to vote Portfolio Fund shares in the same general proportion as shares held by other stockholders of the Portfolio Fund.

While both Funds have the ability to invest in other investment companies to the extent permitted by Section 12(d)(1) of the 1940 Act, neither Fund invests significantly in other investment companies. As of June 30, 2019, investments in other investment companies represented 1.59% of INB’s managed assets and 1.43% of UTF’s managed assets.

Restricted and Illiquid Securities

UTF and INB may invest up to 10% and 15%, respectively, of its managed assets in such securities. Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. Each Fund’s Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of the Fund’s investment limitations, if applicable. The Boards have delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Funds, although they have retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Boards and/or the Investment Manager will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Financial Services Company Securities

Both Funds invest in financial services companies; however, INB may invest significantly in the securities of financial services companies, particularly through the Global Large Cap Strategy and Global Preferred Strategy. Companies principally engaged in financial services are prominent issuers of preferred securities. A company is “principally engaged” in financial services if it derives at least 50% of its consolidated revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment in banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Other Investments

Each Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, are invested in money market instruments. Money market instruments in which each Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations that are subject to repurchase agreements and commercial paper.

Portfolio Turnover

The Funds may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving a Fund’s investment objectives. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by a Fund. High portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to stockholders, will be taxable as ordinary income.

Temporary Defensive Position

Upon the Investment Manager’s recommendation, during periods of unusual adverse market condition and in order to keep a Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in, for UTF, short-term debt instruments, government securities, cash or cash equivalents, and for INB, U.S. Government securities or high-quality, short-term money market instruments, without regard to whether the issuer is a an infrastructure company. In such a case, the Funds may not pursue or achieve their investment objectives.

The fundamental investment restrictions to which each Fund is subject are similar, but not identical. Each Fund’s underlying investment strategies are different. Because of their similar investment objectives, INB and UTF are subject to similar, but not identical, investment risks.

For a more detailed comparison of the Funds’ investment objectives, strategies and principal risks, please see Appendix C. The investment strategies, policies and restrictions of UTF will be the same for the combined Fund.

Fees and Expenses

After the Reorganization, the combined Fund is anticipated to have a lower total annual operating expense ratio than INB’s total annual operating expense ratio prior to the Reorganization. In addition, the combined Fund will have a lower management fee and administration fee than INB’s management and administration fee.

Fee Table

The following table and example contain information about the change in operating expenses expected as a result of the Reorganization. The table sets forth (i) the fees and expenses, as a percentage of net assets for the 12-month period ended December 31, 2018, for each Fund, and (ii) the pro forma fees and expenses, assuming the Reorganization had taken place on January 1, 2019. The fees and expenses are presented as a percentage of net assets. The fees and expenses below exclude one-time costs of the Reorganization. The costs of the Reorganization are expected to be borne by each Fund.

	INB	UTF	Pro Forma Combined Fund (UTF)[1]
Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)[2]	None	None	None
Dividend Reinvestment Plan Fees[3]	None	None	None

Annual Expenses (as a percentage of average net assets attributable to common stock)[4]
Management Fees[5]	1.30%	1.20%	1.17%
Other Expenses[6]	0.27%	0.19%	0.17%
Interest Expense[7]	0.80%	1.05%	0.95%

Total Annual Fund Operating Expenses	2.37%	2.44%	2.29%

1.	The Pro Forma Combined Fund column assumes the proposed Reorganization was consummated on January 1, 2019.
2.	Shares of the Funds’ common stock are traded on the secondary market and, as such, transactions are not subject to sales charges, but may be subject to brokerage commissions or other charges.
3.

Each participant in a Fund’s dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases, if any, made by the Fund’s Plan Agent (defined herein).

4.	Annual Expenses are stated as a percentage of net assets attributable to the Funds’ shares of common stock, assuming leverage (borrowings).
5.

Reflects the effective management fee rate paid by each Fund’s common stockholders. INB and UTF are subject to a management fee of 1.00% and 0.85%, respectively, of the Fund’s average daily managed assets, and the combined Fund will pay a contractual management fee of 0.85% of its average daily managed assets.

6.

Includes an annual administration fee of 0.10% and 0.08% paid by INB and UTF, respectively, of the Fund’s average daily net assets, to the Investment Manager. The combined Fund is expected to pay an annual administration fee of 0.08% of its average daily net assets to the Investment Manager.

7.

The expenses related to the Funds’ borrowings, reflects interest and certain non-interest expenses, are reflected under “Interest Expense.” As of December 31, 2018, INB and UTF had borrowings outstanding of $68.3 million and $850 million, respectively. The Pro Forma Combined Fund column assumes a single line of credit of $850 million as of December 31, 2018 (on the terms and conditions currently in place for UTF).

Expense Example

The following example is intended to help you compare the costs of an investment in the combined Fund (UTF), after the Reorganization is consummated, with the costs of investing in a Fund before the Reorganization. The example is based on each Fund’s Total Annual Fund Operating Expenses as set forth in the Fee Table, which are based on an annualization of each Fund’s actual expense ratio for the 12-months ended December 31, 2018, and assumes the assumptions set forth for the table above. An investor would pay the following expenses on a $1,000 investment in shares of a Fund’s common stock, assuming a 5% annual return on net asset value through the period and no changes to Total Annual Fund Operating Expenses for each Fund for years 1 through 10:

	1 Year	3 Years	5 Years	10 Years
INB	$24	$74	$127	$271
UTF	$25	$76	$130	$278
Pro Forma Combined Fund	$23	$72	$123	$263

The example set forth above assumes the reinvestment of all dividends and distributions at net asset value. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

Risks Related to the Reorganization

Expenses.

After the Reorganization, the combined Fund is expected to have a total annual operating expense ratio that is lower than both INB and UTF’s current total annual operating expense ratio. However, each Fund will incur expenses related to the Reorganization in proportion to their respective net assets and the combined Fund may incur higher expenses for a period of time due to the expenses associated with the Reorganization prior to experiencing any savings or may never experience any savings if fixed costs increase or the value of the combined Fund’s assets decrease.

The Board of INB expects that its stockholders should realize lower operating expenses after the Reorganization than if the Reorganization did not occur after the expenses associated with the Reorganization have been paid. For the 12-month period ended December 31, 2018, the total annual operating expenses based on net assets of INB and UTF were 2.37% and 2.44%, respectively. The Funds estimate that after the Reorganization the total annual operating expenses for the combined Fund will be 2.29% on a pro forma basis (assuming the combined Fund’s capital structure and asset levels as of December 31, 2018), representing a reduction in the total annual operating expenses of 0.08% and 0.15% for INB and UTF, respectively. The reduction in total operating expenses is primarily attributable to the reduction in UTF’s leverage ratio as a result of the Reorganization. There can be no assurance that future expenses will not increase or that any expense savings will be realized following the Reorganization.

Each Fund has employed leverage as part of its investment strategy since shortly after its inception and both Funds utilize bank lines for this purpose. There are special risks and costs associated with leverage. The NAV of the Funds’ shares may be reduced by the issuance and ongoing costs of leverage. INB will pay down its leverage immediately prior to the Closing Date and upon the Closing Date, assuming the Reorganization is approved, the existing credit arrangement for INB will terminate in accordance with its terms, and the existing lender for UTF will remain the sole lender to the combined Fund. After the Reorganization, the amount available under UTF’s credit arrangement will be sufficient for the combined Fund to maintain its current leverage strategy, although the amount of leverage employed by UTF may change over time. At April 30, 2019, leverage as a percentage of managed assets was 23.7% for INB and 28.0% for UTF. As a result of the Reorganization, UTF’s leverage as a percentage of managed assets is expected to decrease, decreasing UTF’s expenses. The combined fund is expected to have 26.1% leverage as a percentage of managed assets as of April 30, 2019, however, the leverage ratio will fluctuate and may be different at the Closing Date. In addition, there is no guarantee that borrowing rates under the existing or future credit arrangements will remain the same.

The Funds will bear all expenses incurred in connection with the Reorganization, including, without limitation, the costs of printing, mailing, and soliciting proxies; accounting fees; registration fees of the SEC; and NYSE listing fees, which costs will be borne by the Funds in proportion to their respective net assets. It is estimated that the total costs of the Reorganization will be $363,500. Of the estimated total costs, approximately $37,000 are expected to be borne by INB, and $326,500 are expected to be borne by UTF. The Funds will bear any expenses incurred in connection with the Reorganization even if the Reorganization is not approved by stockholders of INB or if the Reorganization does not ultimately occur.

Neither the Funds nor the Investment Manager will pay any expenses of stockholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the stockholder as a result of attending the stockholder meeting, voting on the Reorganization, or other action taken by the stockholder in connection with the Reorganization).

Earnings and Distribution Rate

The combined Fund’s earnings and distribution rate may change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earning and distribution rate prior to the Reorganization. There can be no assurance that the combined Fund’s distributions will remain constant or not decline following the Reorganization.

A Fund’s earnings and net investment income vary over time and depend on many factors, including its asset mix, portfolio turnover level, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the combined Fund after the Reorganization, will remain constant or will not decline.

Premium/Discount to NAV

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, or in some cases trade at a premium. Shares of closed-end investment companies, such as the Funds, may tend to trade on the basis of income yield on the market price of the shares, and the market price may also be affected by investor perceptions of each Fund or the Investment Manager, supply and demand for each Fund’s shares, general market and economic conditions and changes in each Fund’s distributions. As a result, the market price of each Fund’s common shares may be greater or less than the net asset value per share. Since the commencement of each Fund’s operations, each Fund’s shares of common stock have primarily traded in the market at prices that were generally below net asset value per share.

INB Common Shares have recently been trading at a wider discount to net asset value (i.e., the market price of the Fund’s common shares is below the Fund’s net asset value per share) than that of UTF Common Shares. Depending on the relative discount or premium of the common shares of one Fund to the common shares of the other Fund at the time of the Reorganization, the discount of a Fund’s common shares may widen or the premium of a Fund’s common shares may narrow (i.e., the market price of the common shares may decrease relative to NAV), which may result in the UTF Common Shares received by INB stockholders following the Reorganization having an aggregate market value that is less than the aggregate market value of the INB Common Shares that are exchanged in the Reorganization. There can be no assurance whether, after the Reorganization, the common shares of the combined Fund will trade at, above or below NAV. In the Reorganization, stockholders of INB will receive UTF Common Shares based on the relative net asset values (not the market values) of UTF Common Shares. The market value of the common shares of the combined Fund may be less than the market value of the common shares of INB or UTF prior to the Reorganization.

Investment Risks

Although the Funds have similar risk profiles, due to certain differences in the principal investment strategies of each Fund, the overall risk profile of each Fund is not the same. Although both Funds can invest in Derivatives Transactions, the Acquired Fund employs a Covered Call Strategy (as described above under the section entitled, “Comparison of Investment Strategies – Additional Investment Activities”), which could subject its investors to greater risks associated with Derivatives Transactions than the Acquiring Fund. The Acquired Fund could also be subject to greater risks associated with restricted and illiquid securities due to being able to invest up to 15% of its managed assets in restricted and illiquid securities while the Acquiring Fund may only invest up to 10% of its managed assets in illiquid securities. The Acquiring Fund could be subject to greater risks associated with investments in infrastructure companies due to its principal investment strategy to invest at least 80% of its managed assets in securities issued by infrastructure companies, which consists of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications companies and other infrastructure companies. For a more detailed comparison of the Funds’ investment objectives, principal investment policies and restrictions, and risks, please see Appendix C. The investment strategies, policies and restrictions of UTF will be the same for the combined Fund.

There is no guarantee that the Acquiring Fund’s common stock will not lose value following the Reorganization. This means the stockholders of each Fund—including the combined Fund—could lose money. The following discussion describes the principal and certain other risks that may affect the Funds.

Market Risk: An investment in a Fund represents an indirect investment in the common stock, preferred securities and other securities owned by the Fund, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. A Fund’s common stock, at any point in time, may be worth less than what was initially invested, even after taking into account the reinvestment of dividends and distributions.

Common Stock Risk: A Fund may invest in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by a Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which a Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by a Fund. Also, common stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which a Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to:

• high interest costs in connection with capital construction and improvement programs;

• difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

• inexperience with and potential losses resulting from a developing deregulatory environment;

• costs associated with compliance with and changes in environmental and other regulations;

• regulation or adverse actions by various government authorities;

• government regulation of rates charged to customers;

• service interruption due to environmental, operational or other mishaps;

• the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards;

• technological innovations that may render existing plants, equipment or products obsolete; and

• general changes in market sentiment towards infrastructure and utilities assets.

Foreign Currency and Currency Hedging Risk: Although a Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, a Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

A Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, including foreign currency forward contracts, foreign currency futures contracts, put and call options on foreign currencies and foreign currency swaps. Such transactions may reduce returns or increase volatility, perhaps substantially.

Foreign currency forward contracts, foreign currency futures contracts, over-the-counter (OTC) options on foreign currencies and foreign currency swaps are subject to the risk of default by the counterparty and can be illiquid. These currency hedging transactions, as well as the futures contracts and exchange-listed options in which a Fund may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency or other reference asset. As such, a small investment could have a potentially large impact on a Fund’s performance. Whether or not a Fund engages in currency hedging transactions, the Fund may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Use of currency hedging transactions may cause a Fund to experience losses greater than if the Fund had not engaged in such transactions.

A Fund’s transactions in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

Foreign (Non-U.S.) and Emerging Market Securities Risk: A Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

Master Limited Partnership Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from a Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Canadian Royalty Trusts Risk: The royalty trusts in which UTF may invest are heavily invested in oil and gas and are not diversified. Potential growth may be sacrificed because revenue is passed on to a royalty trust’s unit holders (such as a Fund), rather than reinvested in the business. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions. An investment in a Canadian royalty trust also could be affected by changes in the Canadian tax treatment of royalty trusts.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of a Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as a Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the stockholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, stockholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for stockholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if a Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if a Fund had been unlevered. To the extent that a Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to stockholders. The use of leverage also results in the investment management fees payable to the Investment Manager being higher than if a Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Preferred Securities Risk: There are various risks associated with investing in preferred securities. These risks include deferral and omission of distributions; credit risk; subordination to bonds and other debt securities in a company’s capital structure; interest rate risk; prepayment and extension risk; call, reinvestment and income risk; liquidity risk; limited voting rights; special redemption rights and regulatory risk.

•

Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If a Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

•

Credit and Subordination Risk. Credit risk is the risk that a preferred security in a Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore a Fund may underperform during periods of rising interest rates. A Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of government monetary policy initiatives and resulting market reaction to those initiatives. Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.

•

Prepayment and Extension Risk. Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a preferred security more quickly than expected, such that a Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security.

•	Extension Risk. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.

•

Call, Reinvestment and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. Recent regulatory changes may increase call risk with respect to certain types of preferred securities. If this occurs, a Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem preferred securities if the issuer can refinance the preferred securities at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of a security. Another risk associated with a declining interest rate environment is that the income from a Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market rates that are below the portfolio’s current earnings rate.

•

Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books. During periods of high volatility, a Fund may experience increased redemptions, requiring it to liquidate securities when it is difficult to do so.

•

Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board of directors. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may have a negative impact on the return of the security held by a Fund.

•

New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. A Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, a Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Credit and Below Investment Grade Securities Risk. Credit risk is the risk that a security in a Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than other debt instruments. A Fund may invest in securities that are rated below investment grade. Below investment grade securities generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Geopolitical Risk. Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental, trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of a Fund’s investments.

On March 29, 2017, the UK formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU (referred to as “Brexit”). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences and precise timeframe for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react, and as this process unfolds markets may be further disrupted, Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and a Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect a Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on a Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict a Fund’s ability to engage in transactions, and/or increase overall expenses of a Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by a Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect both a Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on a Fund.

LIBOR Risk. Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

Options Risk. Gains on options transactions depend on the Investment Manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for a Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by a Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, a Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, a Fund and its service providers (including the Investment Manager and Subadvisors) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. Successful cyber-attacks against, or security breakdowns of, a Fund, the Investment Manager, the Subadvisors, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its stockholders. For instance, cyber-attacks may interfere with the processing of stockholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private stockholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Furthermore, as a result of breaches in cyber security or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or an entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. While a Fund has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Each of the Funds, the Investment Manager and the Subadvisors may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting each Fund’s third-party service providers. While a Fund has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

Risks of Securities Linked to the Real Estate Market. Each Fund may invest in securities of real estate companies; however, INB may invest significantly in companies engaged in the real estate industry and may be susceptible to adverse economic or regulatory occurrences affecting that sector. The Funds do not invest in real estate directly, but are subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants;

•	changes in interest rates;

•	financial condition of tenants, buyers and sellers of real estate;

•	quality of maintenance, insurance and management services;

•	falling home prices;

•	failure of borrowers to repay their loans;

•	early payment or restricting of mortgage loans;

•	slower mortgage origination; and

•	rising construction costs.

Thus, the value of a Fund’s common stock may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which a Fund invests, which in turn could result in a Fund not achieving its investment objectives.

Convertible Securities Risk. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

Interest Rate Risk. Interest rate risk is the risk that fixed-income securities, such as preferred and debt securities, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled which is generally known as call or prepayment risk. If this occurs, a Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities in which a Fund will invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of a Fund’s net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

Tax Risk. Each Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations. Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect a Fund and the Fund’s investments.

Restricted and Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which a Fund is carrying the securities on its books.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. For purposes of determining a Fund’s NAV, illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.

Anti-Takeover Provisions. Certain provisions of each Fund’s charter and by-laws could have the effect of limiting the ability of other entities or persons to acquire control of a Fund or to modify its structure. The provisions may have the effect of depriving common stockholders of an opportunity to sell their shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of a Fund to an open-end investment company. These include provisions for staggered terms of office for Directors, super-majority voting requirements for certain merger, consolidation, liquidation, termination and asset sale transactions, amendments to the charter and conversion to open-end status. For additional information about these provisions, see “Description of the Funds’ Capital Stock—Special Voting Provisions” below.

Investment Restrictions

The Funds’ investment objective(s), are each Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. As used in this Proxy Statement/Prospectus, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Non-Fundamental policies may be changed by a Fund’s Board without stockholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation.

Fundamental Investment Restrictions

The Funds’ fundamental investment restrictions are substantially similar, except as noted in Appendix C. Neither Fund may change a fundamental investment policy, without the approval of the holders of a majority of the Fund’s outstanding voting securities.

Portfolio Turnover

For the fiscal years ended December 31, 2018 and December 31, 2017, the Funds’ portfolio turnover rates were:

	2018	2017
INB	102%	69%
UTF	37%	46%

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Agreement and Plan of Reorganization

The following is a summary of the material terms and conditions of the Agreement and Plan of Reorganization entered into between INB and UTF. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization attached as Appendix A to this Proxy Statement/Prospectus. Under the Agreement and Plan of Reorganization, INB will transfer its assets and liabilities to UTF on the Closing Date. As part of the Reorganization, UTF shall issue UTF Common Shares to INB with an aggregate net asset value equal to the net asset value of INB, all valued as of 4:00 p.m. Eastern time on the business day prior to the Closing Date. INB will distribute such UTF Common Shares to stockholders of INB in liquidation of INB. In connection with the Reorganization, INB will be deregistered as an investment company under the 1940 Act, its shares will be removed from listing on the NYSE and its registration under the Securities Exchange Act of 1934, as amended (the “1934 Act”) will be withdrawn. After the Reorganization, INB will file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland at which point it will no longer exist and UTF will be the surviving corporation.

As a result of the Reorganization, each full (and fractional) outstanding INB Common Share will, in effect, be exchanged for an equivalent dollar amount (to the nearest one hundreth of one cent) of full (and fractional) UTF Common Shares, based on the net asset value per share of each of the Funds at 4:00 p.m., Eastern time on the business day before the Closing Date. Common stockholders of INB will receive cash in lieu of fractional shares of UTF in an amount equal to the value of the fractional UTF Common Shares that the stockholder would otherwise have received in connection with the Reorganization. No sales charge or fee of any kind will be charged to holders of INB Common Shares in connection with their receipt of UTF Common Shares in the Reorganization.

From and after the Closing Date, UTF will possess all of the properties, assets, rights, privileges and powers, and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties, of UTF, all as provided under Maryland law.

Under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as INB Common Shares and UTF Common Shares, are not entitled to demand the fair value of their shares upon a reorganization;

therefore, the holders of INB Common Shares and UTF Common Shares will be bound by the terms of the Reorganization, if approved. Further, as permitted by Maryland law, the charter of each Fund eliminates appraisal rights under Maryland law. However, any holder of INB Common Shares and UTF Common Shares may sell such shares on the NYSE at any time prior to the Reorganization.

The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the Funds’ stockholders, at any time prior to the Closing Date by resolution of either of the Funds’ Boards, if circumstances should develop that, in the opinion of that Board, make proceeding with the Reorganization inadvisable with respect to the Fund it oversees.

Prior to the Reorganization, INB shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain (after reduction for capital loss carryforwards) realized through the Closing Date, if any.

The Agreement and Plan of Reorganization provides that either Fund may waive compliance with any of the terms or conditions therein for the benefit of INB, other than the requirements that: (a) the Agreement and Plan of Reorganization be approved by stockholders of the Fund; and (b) INB receive the opinion of Ropes & Gray LLP substantially to the effect that the transactions contemplated by the Agreement and Plan of Reorganization will constitute a reorganization for federal income tax purposes if, in the judgment of INB’s Board, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Reorganization to the stockholders of INB.

Under the Agreement and Plan of Reorganization, each Fund, out of its assets and property, will indemnify and hold harmless the other Fund and the Directors and officers of the other Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those Directors and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in the Agreement and Plan of Reorganization or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the Directors or officers of the Fund prior to the Closing Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

The Board of each Fund, including the Independent Directors, has determined, with respect to its Fund that the interests of that Fund’s stockholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of that Fund. All expenses incurred in connection with the Reorganization will be borne by the Funds in proportion to their respective net assets. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

With respect to INB, approval of the Agreement and Plan of Reorganization will require the affirmative vote of a majority of the outstanding common shares of the Fund. See “Voting Information” below.

Reasons for the Reorganization and Board Considerations

Board Considerations

At a meeting held on June 11, 2019, the Funds’ Boards, including the Independent Directors, considered and approved the Agreement and Plan of Reorganization. In considering the Agreement and Plan of Reorganization, the Boards did not identify any single factor or information item as all-important or controlling. Following discussions, and based on its evaluation of all material factors to the Funds, including those described below, the Board of each Fund, including the Independent Directors, determined, with respect to its Fund, that: (1) the Reorganization would be in the best interests of that Fund; and (2) the Reorganization would not result in the dilution of the interests of the Fund or its stockholders.

In recommending the Reorganization, each Fund’s Board, with the advice of counsel to each Fund’s Independent Directors, considered a number of factors, including the following:

•

the combined Fund is expected to have a lower total annual operating expense ratio, management fee and administration fee than INB’s total annual operating expense ratio for the 12-months ended December 31, 2018 beginning with the first year following the Reorganization;

•	current INB stockholders are expected to benefit from a lower management fee and a strategy with historically better long-term performance.

•	the Funds have substantially similar, but not identical, investment objectives and are managed by the Investment Manager with some overlap in portfolio management team;

•	the Funds’ expense ratios and information as to specific fees and expenses of the Funds, including management fees, administration fees and other operating expenses;

•	the benefits to the Fund and its stockholders that are expected to be derived from the Reorganization, including the potential for portfolio management efficiencies;

•	current INB investors will be able to invest in a Fund that focuses its investments in infrastructure companies rather than in a hybrid investment strategy;

•

the combined Fund’s total annual operating expenses in future years is expected to be less than each Fund’s current level because expenses of the combined Fund will be spread over a larger asset base and because the combined Fund will have lower interest expense due to an expected lower leverage ratio;

•

the federal tax consequences of the Reorganization to INB and the holders of INB Common Shares, including that the Reorganization has been structured to qualify as a reorganization for federal income tax purposes;

•	the ability of UTF to utilize INB’s unused capital loss carryforwards, if any, after the Reorganization;

•	the combined Fund may have a larger trading market for its common stock than either Fund has currently, which may:

•	increase liquidity for stockholders;

•	to the extent that trading discounts may be influenced by demand, reduce the extent of trading discounts that would be experienced in a smaller trading market; and

•	create a larger trading market and offer the potential for greater investor and analyst interest as well as reduce trading costs below those incurred if each Fund were managed individually; and

•	the benefits that may be derived by the Investment Manager and its affiliates as a result of the Reorganization, including the elimination of duplicative operations.

The Investment Manager may be deemed to have a financial interest in the Reorganization because of the benefits that may be derived by the Investment Manager and its affiliates as a result of the Reorganization, including the elimination of duplicative operations.

Material U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify for U.S. federal income tax purposes as a reorganization under Section 368(a) of the Code and thus is not expected to result in the recognition of gain or loss by the Funds or, generally, their stockholders (except with respect to cash received by Acquired Fund stockholders in lieu of fractional shares of Acquiring Fund, as discussed below). Assuming that the Reorganization is completed according to the terms of the Agreement and Plan of Reorganization and based upon facts, factual representations and assumptions contained in the representation letters provided by the Funds, all of which must continue to be true and accurate in all material respects as of the effective time of the Reorganization, Ropes & Gray LLP, counsel to the Funds, will render its opinion substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

(i)

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and Acquired Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)

Under Sections 361 and 357 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of all its assets to Acquiring Fund in exchange solely for Acquiring Fund common stock and the assumption by Acquiring Fund of all the liabilities of Acquired Fund, or upon the distribution of Acquiring Fund common stock by Acquired Fund to its stockholders in liquidation, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing of the tax year of Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;
(iii)

Under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon receipt of the assets of Acquired Fund in exchange solely for Acquiring Fund common stock and the assumption by Acquiring Fund of all the liabilities of Acquired Fund;

(iv)

Under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Acquired Fund transferred to Acquiring Fund in the Reorganization will be the same as Acquired Fund’s tax basis in such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (ii) above;

(v)

Under Section 1223(2) of the Code, Acquiring Fund’s holding periods for the assets it receives from Acquired Fund in the Reorganization, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the periods during which such assets were held or treated for U.S. federal income tax purposes as being held by Acquired Fund;

(vi)

Under Section 354 of the Code, Acquired Fund’s stockholders will not recognize gain or loss upon the exchange of all of their shares of Acquired Fund for Acquiring Fund common stock, other than any gain in respect of any cash received in lieu of fractional shares under the terms of the Agreement;

(vii)

Under Section 358 of the Code, the aggregate tax basis in the Acquiring Fund common stock received by a stockholder of Acquired Fund will be the same as the aggregate tax basis in the Acquired Fund shares exchanged therefor, as adjusted to account for any cash received in lieu of fractional shares under the terms of the Agreement;

(viii)

Under Section 1223(1) of the Code, a Acquired Fund stockholder’s holding period for the Acquiring Fund common stock received will include the stockholder’s holding period for the Acquired Fund shares exchanged therefor, provided the stockholder held such Acquired Fund shares as capital assets on the date of the exchange; and

Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

In addition, following the Reorganization, the Acquiring Fund intends to continue to hold one-third of the Acquired Fund’s assets and there is no present plan to dispose of such assets at any time thereafter. It is anticipated that one-third of INB’s assets will be approximately 2.9% of the combined Fund’s portfolio. As of May 31, 2019, approximately 16% of INB’s assets overlapped with UTF assets, therefore, approximately 1.1% of the combined Fund’s portfolio will need to be maintained in non-Global Infrastructure securities. The actual percentage of the combined Fund’s portfolio that will be comprised of securities that are within UTF’s investment objective will fluctuate through the time the Reorganization is completed.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a stockholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Acquired Fund shares and the fair market value of the shares of the Acquiring Fund he or she received.

If, as expected, the Reorganization is a reorganization for federal income tax purposes that is generally tax free, neither stockholders nor the Funds are expected to recognize gain or loss directly as a result of the Reorganization. Stockholders of the Acquired Fund who receive cash-in-lieu of fractional shares of Acquiring Fund generally, will be required to recognize gain, if any, built into their shares of Acquired Fund, limited to the amount of such cash. Any such gain will be treated as a dividend or as capital gain, depending on the stockholder’s particular circumstances. The Reorganization is expected to end the tax year of the Acquired Fund, which may accelerate distributions from the Acquired Fund to stockholders. Specifically, the Acquired Fund may recognize any net investment company taxable income (computed without regard to the deduction for dividends paid), and any net capital gains, including those realized on disposition of portfolio securities in connection with the Acquired Fund’s Reorganization (after reduction by any available capital loss carryforwards), or net capital losses in the potential short tax year ending on the date of such Reorganization, and may declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to their stockholders on or before that date.

A portion of the portfolio assets of Acquired Fund will be sold in connection with the Reorganization and the reduction of leverage in the Acquired Fund prior to the Reorganization. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gain recognized in these sales on a net basis will be distributed to the Acquired Fund’s stockholders as capital gain dividends (to the extent of net realized long-term capital gain distributed) and/or ordinary dividends (to the extent of net realized short-term capital gain distributed) during or with respect to the year of sale, and such distributions will be taxable to stockholders.

The cost basis of shares of the Acquired Fund is expected to carry over, and the holding periods of such shares to “tack” to those of the new shares in the Acquiring Fund, except that, to the extent an Acquired Fund stockholder receives cash-in-lieu of a fractional share of Acquiring Fund, such basis will be decreased by the amount of such cash received by such stockholder and increased by the amount of gain recognized by such stockholder (including any portion of such gain that is treated as a dividend) as a result of the receipt of such cash.

The unrealized capital gains, unrealized capital losses, and capital loss carryforwards of the Funds, if any, may be different from those of the Funds before the Reorganization. If the Reorganization occurs, a stockholder of a Fund may experience an increase in the stockholder’s proportionate share of unrealized capital gains or a decrease in the stockholder’s proportionate share of unrealized capital losses and/or capital loss carryforwards, if any, as a result of the Reorganization, which could accelerate the timing of taxable distributions to stockholders.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any stockholder. Stockholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws.

Reporting Requirements

A holder of INB Common Shares who receives UTF Common Shares as a result of the Reorganization will be required to retain records pertaining to the Reorganization. Each holder of INB Common Shares who is required to file a U.S. federal income tax return and who is a “significant holder” that receives UTF Common Shares in the Reorganization will be required to file a statement with the holder’s U.S. federal income tax return for the year of the Reorganization setting forth, among other things, such holder’s basis in, and the fair market value of, the INB Common Shares surrendered in the Reorganization. A “significant holder” is a holder of INB Common Shares who, immediately before the Reorganization, owned at least 5% (by vote or value) of the outstanding stock of INB.

Information Regarding Tax Capital Loss Carryforwards

UTF may inherit capital loss carryforwards of INB which are expected to be available to offset UTF’s capital gains, subject to certain limitations under the Code. In particular, a Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, “pre-acquisition losses” of either Acquiring Fund or Acquired Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined fund. Second, one Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, Acquired Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, stockholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

PORTFOLIO SECURITIES

Because INB is required by its investment policies to invest at least 25% of its assets in dividend-paying large cap value securities and UTF does not focus its investments in such securities, the Investment Manager expects to dispose of a substantial portion of INB’s dividend-paying large cap value securities in connection with the Reorganization. However, as discussed above, following the Reorganization, the Acquiring Fund intends to continue to hold one-third of the Acquired Fund’s assets, and there is no present plan to dispose of such assets at any time thereafter. It is currently anticipated that if INB’s stockholders approve the Reorganization, the Investment Manager would begin selling INB’s dividend-paying large cap value investments prior to the Closing Date. As a result, if INB’s stockholders approve the Reorganization, INB may not be in compliance with its policy to invest at least 25% of its assets in dividend paying large cap value securities during the period between the date the Reorganization is approved and the Closing Date. The tax impact of the sale of these INB portfolio assets will depend on the difference between the price at which such assets are sold and INB’s tax basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to INB’s stockholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net short-term capital gain) during or with respect to INB’s taxable year that ends on the Closing Date, and such distributions will be taxable to stockholders. INB may not recognize material capital gains as a result of repositioning its portfolio in connection with the Reorganization. In addition, the combined Fund may have to sell any remaining dividend-paying large cap value securities that were transferred to it as a result of the Reorganization. UTF, as the surviving Fund, may recognize material capital gains as a result of liquidating any remaining dividend paying large cap value securities. The transaction costs associated with selling any remaining dividend paying large cap value securities transferred to UTF from INB on the Closing Date, will be borne by both INB and UTF.

In connection with the Reorganization, approximately two-thirds (2/3) of INB’s portfolio is expected to be sold off. Based on the portfolio values at July 25, 2019, it is estimated that capital gains of up to $14.7 million or $0.64 per share will be recognized in connection with the Reorganization. It is estimated that these capital gains will be distributed to shareholders as part of the Fund’s regular monthly distribution in connection with INB’s managed distribution plan. Estimated transaction costs of approximately $176,000 or $0.008 per share will also be incurred.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Information About Directors and Officers

Boards of Directors

The business and affairs of each Fund are managed under the direction of its Board. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Investment Manager, the Subadvisors, administrator, co-administrator, custodian and transfer agent. The management of each Fund’s day-to-day operations is delegated to its officers and the Investment Manager, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors.

The Board of Directors of the Funds, their addresses, their year of birth, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Cohen & Steers Fund Complex, and other directorships held by the Director are set forth below. The same individuals serve as the Directors of each Fund.

Name, Address and Year of Birth[1]	Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Currently Held)	Length of Time Served[2]	Term of Office[3]	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)

Independent Directors[4]

Michael G. Clark 1965	Director	Chartered Financial Analyst; From May 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	Since 2011	Until Next Election of Directors	21

George Grossman 1953	Director	Attorney-at-Law.	Since 1993	2021	21

Dean A. Junkans 1959	Director	Chartered Financial Analyst; Advisor to SigFig since July 2018; Adjunct Professor and Executive -In -Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	Since 2015	Until Next Election of Directors	21

Gerald J. Maginnis 1955	Director	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member,	Since 2015	2022	21

Name, Address and Year of Birth[1]	Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Currently Held)	Length of Time Served[2]	Term of Office[3]	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
		PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; member, Board of Trustees of AICPA Foundation since 2015.
Jane F. Magpiong 1960	Director	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	Since 2015	2021	21
Daphne L. Richards 1966	Director	Independent Director of Cartica Management, LLC since 2015; Member of Investment Committee of the Berkshire Taconic Community Foundation since 2015; Member of Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; Formerly, worked at Bessemer Trust Company from 1999 to 2014; Prior thereto, held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	Since 2017	2022	21

C. Edward Ward, Jr. 1946	Director	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	Since 2004	2021	21

Interested Directors[5]

Joseph M. Harvey 1963	Director	President and Chief Investment Officer of the Investment Manager since 2003, and President of Cohen & Steers, Inc. (“CNS”), the parent of the Investment Manager since 2004. Prior to that, Senior Vice President and Director of Investment Research of the Investment Manager.	Since 2014	2022	21
Robert H. Steers 1953	Director and Chairman	Chief Executive Officer of the Investment Manager and CNS since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Investment Manager since 2003 and CNS since 2004. Prior to that, Chairman of the Investment Manager; Vice President of Cohen & Steers Securities, LLC.	Since 1991	Until Next Election of Directors	21

1	The address of each Director is c/o 280 Park Avenue, New York, New York 10017.
2	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
3	The Board of Directors has adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
4	“Independent Directors” are not “interested persons,” as defined in the 1940 Act, of the Funds.
5	“Interested person,” as defined in the 1940 Act, of each Fund (“Interested Director”) because of the affiliation with the Investment Manager and its parent company, CNS.

The Board of each Fund is divided into three classes, with the term of each class ending at the third annual meeting of stockholders following the election of such class. At each annual meeting of stockholders, the term of one class will expire and Directors will be elected to serve in that class for terms ending at the third annual meeting following their election and when their successors are duly elected and qualify.

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director as of December 31, 2018:

Dollar Range of Equity Securities Owned*
Name of Director	INB	UTF	Aggregate Equity Securities in the Cohen & Steers Fund Complex
Michael G. Clark	C	C	E
George Grossman	A	A	E
Dean A. Junkans	A	C	E
Joseph M. Harvey**	A	A	E
Gerald J. Maginnis	C	C	E
Jane F. Magpiong	A	A	E
Daphne L. Richards	A	A	E
Robert H. Steers**	A	A	E
Frank K. Ross***	A	A	D
C. Edward Ward, Jr.	B	B	D

*	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.
**	Interested Director.
***	Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to each Fund’s mandatory retirement policy.

No Independent Director of the Funds, nor any of their immediate family members, to the best of the Funds’ knowledge, had any interest in the Investment Manager, or any person or entity (other than the Funds) directly or indirectly controlling, controlled by or under common control with the Investment Manager as of December 31, 2018.

During the Funds’ fiscal years ended December 31, 2018, the Boards of INB and UTF each met 6 and 5 times, respectively. Each Director then in office attended at least 75% of the aggregate number of meetings of the Boards and the Committees of which he or she was a member. The Funds do not have policies with regard to the Directors’ attendance at annual meetings and none of the Directors attended any Fund’s 2018 annual meeting of stockholders.

Committees of the Boards

Each Fund maintains five standing Board Committees: the Audit Committee, the Nominating Committee, the Contract Review Committee, the Governance Committee and the Dividend Committee (each, a “Committee” and collectively, the “Committees”). The Directors serving on each Committee are Independent Directors, and otherwise satisfy the applicable standards for independence of a committee member of an investment company issuer under the federal securities laws and under applicable listing standards of the New York Stock Exchange. The members of the Audit Committee of each Fund are Messrs. Clark, Grossman and Maginnis. The members of the Nominating Committee and the Contract Review Committee of each Fund are Mses. Magpiong and Richards and Messrs. Clark, Grossman, Junkans, Maginnis and Ward. The members of the Governance Committee of each Fund are Mses. Magpiong and Richards and Messrs. Junkans and Ward. The members of the Dividend Committee of each Fund are Ms. Magpiong and Messrs. Clark, Junkans and Maginnis.

The Audit Committee of each Fund met five times during the fiscal year ended December 31, 2018. Mr. Maginnis was elected to serve as Audit Committee Chair effective January 1, 2019. Each Audit Committee operates pursuant to a written charter adopted by the Board. A current copy of the Audit Committee charter is available on the Investment Manager’s website at www.cohenandsteers.com/assets/content/uploads/AuditCommitteeCharter.pdf. The general purposes of each Audit Committee are to oversee the Fund’s accounting and financial reporting and processes and audits of the Fund’s financial statements; the integrity of the Fund’s financial statements; the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting processes and financial statement audits; and the qualifications, independence and performance of the independent registered public accounting firm(s) engaged by the Fund and the performance of the Fund’s independent audit function, if any.

The Nominating Committee of each Fund met one time during the fiscal year ended December 31, 2018 and operates pursuant to a written charter adopted by the applicable Board. A current copy of the Nominating Committee charter is available on the Investment Manager’s website at https://www.cohenandsteers.com/assets/content/uploads/Nominating_Committee_Charter_Fds.pdf. The main functions of each Nominating Committee are to (i) identify individuals qualified to become Directors in the event that a position is vacated or created, (ii) select the Director nominees for the next annual meeting of stockholders and (iii) set any necessary standards or qualifications for service on the applicable Board. Each Nominating Committee requires that Director candidates have a college degree or equivalent business experience. Each Nominating Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) an assessment of the candidate’s ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, (iii) educational background, (iv) business, professional training or practice (e.g., accountancy or law), public service or academic positions, (v) an assessment of the candidate’s character and integrity, (vi) experience from service as a board member (including the Board of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, (vii) whether or not the candidate has any relationships that might impair his or her independence, such as any business, financial or family relationships with Cohen & Steers, Fund service providers or their affiliates and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Nominating Committee members. In addition, although the Nominating Committee does not have a formal policy with regard to consideration of diversity in identifying Director candidates, the Nominating Committee may consider whether a potential candidate’s qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates. The Nominating Committee will consider Director candidates recommended by stockholders, provided that any such stockholder recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund and further provided that such recommendation includes all other information specified in the Nominating Committee charter and complies with the procedures set forth in Appendix A thereto.

The Contract Review Committee of each Fund met two times during the fiscal year ended December 31, 2018, and each Contract Review Committee operates pursuant to a written charter adopted by the applicable Board. The main functions of each Contract Review Committee are to make recommendations to the Board after reviewing advisory and other contracts that the Fund has with the Investment Manager and to select third parties to provide evaluative reports and other information to the Board regarding the services provided by the Investment Manager.

The Governance Committee of each Fund met five times during the fiscal year ended December 31, 2018 and operates pursuant to a written charter adopted by the applicable Board. The main function of each Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee oversees, among other things, the structure and composition of the Board Committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board Committee and the process for securing insurance coverage for the Board.

The Dividend Committee of each Fund met two times during the fiscal year ended December 31, 2018. The main function of each Dividend Committee is to assist the applicable Board in the oversight of the Funds’ process for determining distributions and to exercise the power to declare distributions delegated to it by the Board.

Officers of the Funds

The principal officers of the Funds and their principal occupations during at least the past five years, as reported by them to the Funds, are set forth below. The address of each of the Funds’ officers is 280 Park Avenue, New York, New York 10017.

Robert H. Steers, Chairman of the Board and Director (see “Information About Directors and Officers,” at page 29 for biographical information).

Joseph M. Harvey, Vice President and Director (see “Information About Directors and Officers,” at page 29 for biographical information).

Adam M. Derechin, President and Chief Executive Officer, born in 1964, joined the Investment Manager in 1993. He has been the Chief Operating Officer of the Investment Manager since 2003.

Dana A. DeVivo, Secretary and Chief Legal Officer, born in 1981, joined the Investment Manager in 2013. She has been a Senior Vice President of the Investment Manager since 2019. Prior to that she was a Vice President of the Investment Manager from 2013 to 2019.

James Giallanza, Chief Financial Officer, born in 1966, joined the Investment Manager in 2006. He has been an Executive Vice President since 2014 and prior to that was a Senior Vice President.

Lisa D. Phelan, Chief Compliance Officer, born in 1968, joined the Investment Manager in 2006 as a Vice President. She has been an Executive Vice President since 2015 and prior to that was a Senior Vice President. She has been the Chief Compliance Officer of the Investment Manager, the Cohen & Steers funds, Cohen & Steers Asia Limited and Cohen & Steers Securities, LLC since 2007, 2006, 2005 and 2004, respectively.

Albert Laskaj, Treasurer, born in 1977, joined the Investment Manager in 2015. He has been a Senior Vice President of the Investment Manager since 2019. Prior to that he was a Vice President of the Investment Manager from 2015 through 2019. Prior to that, he was Director of Legg Mason & Co. from 2013 to 2015.

Yigal D. Jhirad, Senior Vice President, born in 1964, joined the Investment Manager in 2007 as a Senior Vice President.

William F. Scapell, Vice President, born in 1967, joined the Investment Manager in 2003 and has been an Executive Vice President since 2014. Prior to that he was a Senior Vice President of the Investment Manager from 2003 through 2013.

Director Compensation

The Independent Directors are paid by the Cohen & Steers Fund Complex an annual base retainer of $149,500, paid quarterly, and a $10,000 per meeting fee per quarter ($40,000 annually). Such fees are allocated over the Cohen & Steers Fund Complex based on average net assets of each fund. Directors also are reimbursed their out-of-pocket expenses in connection with attendance at Board and Committee meetings. The Audit Committee Chairman is paid $25,000 per year in the aggregate for his service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex, and the Contract Review Committee and Governance Committee Chairman are each paid $20,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex. The Nominating Committee Chairman is paid $20,000 per year, to the extent a Board seat will be filled in that year and potential Board candidates are being interviewed and considered, for his work in connection with the Cohen & Steers Fund complex. The Chairman of the Dividend Committee is not paid for serving as a Chairman. The lead Independent Director is paid $50,000 per year in the aggregate for his service as lead Independent Director of the Cohen & Steers Fund Complex. Directors also may be paid additional compensation for services related to the Boards or Committees, as approved by the Board of each Fund.

The following table sets forth information regarding compensation of Directors by each Fund for the fiscal year ended December 31, 2018 and by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2018. Officers of the Funds, other than the Chief Compliance Officer, and Interested Directors do not receive any compensation from the Funds or any other fund in the Cohen & Steers Fund Complex. The table also sets forth the compensation of the Chief Compliance Officer by each Fund for the calendar year ended December 31, 2018. In the column headed “Total Compensation to Directors/Officer by Cohen & Steers Fund Complex,” the compensation paid to each Director/Officer represents the twenty-two funds that each Director/Officer served in the Cohen & Steers Fund Complex during 2018. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Name of Person, Position	Aggregate Compensation From INB	Aggregate Compensation From UTF	Total Compensation Paid to Directors/Officer by Fund Complex
Interested Directors
Robert H. Steers*, Director and Chairman	$0	$0	$0
Joseph M. Harvey*, Director and Co-Chairman	$0	$0	$0
Independent Directors
Michael G. Clark, Director	$1,919	$17,054	$239,500
George Grossman, Director and Contract Review Committee Chairman	$1,679	$14,918	$209,500
Dean A. Junkans, Director	$1,679	$14,918	$209,500
Gerald J. Maginnis, Director	$1,519	$13,493	$189,500
Jane F. Magpiong, Director	$1,519	$13,493	$189,500
Daphne L. Richards, Director	$1,519	$13,493	$189,500
Frank K. Ross, Director and Audit Committee Chairman(1)	$1,719	$15,274	$214,500
C. Edward Ward, Jr., Director	$1,519	$13,493	$189,500
Officer
Lisa D. Phelan, Chief Compliance Officer	$3,477	$32,959	$362,500

*	Interested Director.

(1) Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Funds’ mandatory retirement policy.

Investment Manager

Cohen & Steers Capital Management, Inc., with principal offices located at 280 Park Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of each Fund under the overall supervision and control of the Board. The Investment Manager, a registered investment adviser, was formed in 1986, and as of March 31, 2019 had $62.6 billion of assets under management. Its clients include pension plans, endowment funds and registered investment companies, including open-end and closed-end real estate funds. The Cohen & Steers funds invest in U.S. and non-U.S. real estate investment trusts and other real estate securities, infrastructure securities, preferred and other fixed income securities and dividend paying large cap value securities. The Investment Manager is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”

Under the terms of the investment management agreement with each Fund (each, an “Investment Management Agreement”), the Investment Manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Manager.

The Funds’ Investment Management Agreements provide for management fees to the Investment Manager to be paid by INB at the rate of 1.00% of the Fund’s average daily managed assets and UTF at the rate of 0.85% of the Fund’s average daily managed assets. During the fiscal year ended December 31, 2018, each Fund paid management fees to the Investment Manager at the effective rate 1.30% and 1.20% of INB’s and UTF’s average daily net assets, respectively. In addition to its monthly management fee, each Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent accountants, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

For the fiscal years ended December 31, 2018, 2017 and 2016, the Funds paid the Investment Manager management fees as follows:

	2018	2017	2016
INB	$2,993,611	$3,076,546	$2,978,109
UTF	$24,618,929	$25,136,991	$24,038,921

Additional information about the factors considered by the Board of each Fund in approving its Investment Management Agreement is contained in each Fund’s Semi-Annual Report to Stockholders for the period ended June 30, 2018.

In addition, each Fund also has entered into an administration agreement with the Investment Manager (an “Administration Agreement”), under which the Investment Manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of INB’s average daily managed assets and 0.06% of UTF’s average daily managed assets.

For the fiscal years ended December 31, 2018, 2017 and 2016, the Funds paid the Investment Manager administration fees as follows:

	2018	2017	2016
INB	$239,489	$246,124	$238,249
UTF	$1,737,807	$1,271,636	$1,065,622

Additionally, each Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Subadvisors

The Investment Manager has entered into Subadvisory Agreements with two of its affiliated registered investment advisors, CNS Asia and CNS UK (the “Subadvisors”), both of which also are direct or indirect wholly-owned subsidiaries of CNS. CNS Asia is located at 1201-2 Champion Tower, No. 3 Garden Road, Central Hong Kong and CNS UK is located at 50 Pall Mall, 7th Floor, London, SW1Y 5JH, United Kingdom. CNS Asia is a registered investment advisor and was formed in 2005. CNS UK is a registered investment advisor and was formed in 2006.

Under subadvisory agreements between the Investment Manager and each of the Subadvisors, the Subadvisors are responsible for managing the Fund’s investments in certain non-U.S. securities. For their services provided under the subadvisory agreements, the Investment Manager (not the Funds) pays the Subadvisors. The Investment Manager allocates 50% of the investment management fee received from the Fund among itself and each Subadvisor based on the portion of the Fund’s average daily managed assets managed by the Investment Manager and each subadvisor.

Codes of Ethics

Each Fund and the Investment Manager have adopted codes of ethics under Rule 17j-1 under the 1940 Act. The code of ethics of each Fund and the Investment Manager, among other things, prohibits management personnel from investing in REITs and real estate securities, preferred securities and initial public offerings and requires pre-approval for investments in Cohen & Steers closed-end funds and private placements. In addition, the Funds’ Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that the security is being considered for purchase or sale by a Fund, or is being purchased or sold by a Fund. These codes of ethics can be reviewed and copied on the EDGAR Database on the SEC’s website at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

Proxy Voting Policies

Each Fund’s Board has delegated the responsibility for voting proxies on behalf of the Fund to the Investment Manager. The Investment Manager’s Proxy Voting Policy is attached to the Proxy Statement/Prospectus as Appendix B. In addition, each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 330-7348 or (ii) on the SEC’s website at www.sec.gov.

Portfolio Managers of the Funds

Below is summary information for the Funds’ portfolio managers. Messrs. Becker, Morton, and Scapell and Ms. Zaharis-Nikas are the primary portfolio managers for UTF. Messrs. Jhirad, Bond, Cheigh, Scapell, Morton, Yablon, and Rhine and Ms. Zaharis-Nikas serve as the primary portfolio managers for INB. If approved, following the Reorganization, Messrs. Jhirad, Bond, Cheigh, Yablon and Rhine will not serve as portfolio managers to the combined Fund.

Robert S. Becker, joined the Investment Manager as a Senior Vice President in 2003. Mr. Becker is the director of the Investment Manager’s utility investment team. Prior to joining the Investment Manager, Mr. Becker was a co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. Mr. Becker has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.

Benjamin Morton, Executive Vice President, is Head of Global Infrastructure and a senior portfolio manager for Cohen & Steers’ infrastructure portfolios, including those focused on master limited partnerships. He has 20 years of infrastructure-related investment experience. Prior to joining Cohen & Steers in 2003, Mr. Morton worked at Salomon Smith Barney as a research associate for three years, covering the utility and pipelines sectors. He also worked at New York Mercantile Exchange as a research analyst.

William F. Scapell, joined the Investment Manager as a Senior Vice President in 2003. Mr. Scapell is a director of the Investment Manager’s preferred securities investment team. Prior to joining the Investment Manager, Mr. Scapell was a director in the fixed-income research department of Merrill Lynch & Co., Inc., where he was also its chief strategist for preferred securities. Mr. Scapell is a Chartered Financial Analyst.

Elaine Zaharis-Nikas, CFA, Senior Vice President, is a senior portfolio manager for fixed income and preferred securities portfolios and has analyst coverage responsibilities for European and Latin American banks. She has 21 years of investment experience. Prior to joining Cohen & Steers in 2003, Ms. Zaharis-Nikas worked at J.P. Morgan Chase for five years as a credit analyst and J.P. Morgan for three years as an internal auditor.

Yigal D. Jhirad, FRM, Senior Vice President, is Head of Risk and Quantitative & Derivative Strategies and a portfolio manager for Cohen & Steers’ options and real assets strategies. Mr. Jhirad heads the firm’s Investment Risk Committee. He has 31 years of experience. Prior to joining the firm in 2007, Mr. Jhirad was an executive director in the institutional equities division of Morgan Stanley, where he headed the company’s portfolio and derivatives strategies effort.

Douglas Bond, joined the Investment Manager as an Executive Vice President in June 2004. Mr. Bond is the director of the Investment Manager’s closed-end funds investment team. Prior to that time, Mr. Bond worked at Merrill Lynch & Co., Inc. for 23 years, most recently as first vice president where he was responsible for asset managers and funds. Between 1992 and May 2004, Mr. Bond ran Merrill Lynch’s closed-end fund new issue origination effort and was involved in all closed-end funds underwritten by Merrill Lynch during this period.

Jon Cheigh, Executive Vice President, is Head of Global Real Estate and a senior global portfolio manager for the firm’s real estate securities portfolios and oversees the global research process for real estate securities. He has 23 years of experience. Prior to joining Cohen & Steers in 2005, Mr. Cheigh was a vice president and senior REIT analyst for two years at Security Capital Research & Management. Previously, he was a vice president of real estate acquisitions at InterPark and an acquisitions associate at Urban Growth Property Trust, two privately held REITs.

Jason Yablon, Senior Vice President, is a senior portfolio manager for U.S. real estate securities portfolios. He has 18 years of experience. Prior to joining Cohen & Steers in 2004, Mr. Yablon was a sell-side analyst at Morgan Stanley for four years, focusing most recently on apartment and health care REITs.

Christopher Rhine, CFA, Senior Vice President, is Head of Large Cap Value and Natural Resource Equities a senior portfolio manager for those strategies. He has 16 years of investment experience. Prior to joining the firm in 2012, Mr. Rhine was an equity analyst with Blackrock, where he primarily covered the global industrials and materials sectors. He also has research experience in the global energy and information technology sectors.

Other Accounts Managed by Portfolio Managers

Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Funds. The following tables show, as of December 31, 2018, the number of accounts (including the Funds) each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

Benjamin Morton (both Funds)

	Number of Accounts	Total Assets ($mm)
Registered investment companies	6	$3,911
Other pooled investment vehicles	12	$1,004
Other accounts	16	$2,970

William F. Scapell (both Funds)

	Number of Accounts	Total Assets($mm)
Registered investment companies	10	$14,920
Other pooled investment vehicles	11	$1,010
Other accounts	20	$3,035

Elaine Zaharis-Nikas (both Funds)

	Number of Accounts	Total Assets ($mm)
Registered investment companies	6	$11,441
Other pooled investment vehicles	10	$687
Other accounts	17	$2,458

Robert S. Becker (UTF only)

	Number of Accounts	Total Assets($mm)
Registered investment companies	4	$3,517
Other pooled investment vehicles	11	$995
Other accounts	15	$2,889

Yigal D. Jhirad (INB only)

	Number of Accounts	Total Assets ($mm)
Registered investment companies	1	$266
Other pooled investment vehicles	-0-	$-0-
Other accounts	2	1,021

Douglas Bond (INB only)

	Number of Accounts	Total Assets ($mm)
Registered investment companies	2	$585
Other pooled investment vehicles	-0-	$-0-
Other accounts	4	$188

Jon Cheigh (INB only)

	Number of Accounts	Total Assets ($mm)
Registered investment companies	7	$9,098
Other pooled investment vehicles	25	$4,048
Other accounts	16	$4,032

Jason Yablon (INB only)

	Number of Accounts	Total Assets ($mm)
Registered investment companies	8	$15,001
Other pooled investment vehicles	1	$116
Other accounts	6	$2,924

Christopher Rhine (INB only)

	Number of Accounts	Total Assets ($mm)
Registered investment companies	3	$468
Other pooled investment vehicles	3	$426
Other accounts	5	$1,184

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Investment Manager. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Investment Manager strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Investment Manager to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Investment Manager and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Investment Manager however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Investment Manager may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis. Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the Investment Manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Compensation Structure of the Investment Manager

Compensation of the Investment Manager’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting generally of restricted stock units of the Investment Manager’s parent, CNS. The Investment Manager’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Investment Manager’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

The Investment Manager compensates their portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. The Investment Manager uses a variety of benchmarks to evaluate the portfolio managers’ performance, including the Nareit Equity REITs Index, the S&P 500 Index and other broad-based indexes based on the asset classes managed by each portfolio manager. In evaluating the performance of a Fund and its portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Investment Manager or CNS and supervising various departments within the Investment Manager or CNS) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. The Investment Manager seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Investment Manager participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Investment Manager and CNS. While the salary of each portfolio manager is fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio managers of each Fund as of December 31, 2018.

Dollar Range of Equity Securities Owned*
Name of Portfolio Manager	INB	UTF
Robert S. Becker	A	C
Benjamin Morton	A	C
William F. Scapell	A	A
Elaine Zaharis-Nikas	A	A
Yigal D. Jhirad	C	A
Douglas Bond	A	D
Jon Cheigh	A	A
Jason Yablon	A	A
Christopher Rhine	A	A

*	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = $100,001-$500,000; “F” = $500,001-$1,000,000; and “G” = Over $1,000,000.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about each Fund is included in its Annual Report to Stockholders for the fiscal year ended December 31, 2018. Copies of these documents and the SAI related to this Proxy Statement/Prospectus are available upon request and without charge by visiting the Funds’ website at www.cohenandsteers.com, by calling 800-330-7348 or by writing to a Fund at 280 Park Avenue, New York, New York 10017.

The Funds are subject to the informational requirements of the 1934 Act and, in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of this information, after paying a duplication fee, by electronic request at publicinfo@sec.gov.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Fund for the last five years. Certain information reflects financial results for a single share. Total return represents the rate that a stockholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Funds’ financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual reports (available upon request).

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements for each Fund. Each table should be read in conjunction with the relevant Fund’s financial statements and the notes thereto.

Financial Highlights for INB

	For the Year Ended December 31,

Per Share Operating Performance:	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.75	$9.79	$10.32	$11.67	$12.31

Income (loss) from investment operations:
Net investment income (loss)(a)	0.08	0.12	0.18	0.17	0.22
Net realized and unrealized gain (loss)	(1.44)	1.67	0.21	(0.40)	0.26

Total from investment operations	(1.36)	1.79	0.39	(0.23)	0.48

Less dividends and distributions to shareholders from:
Net investment income	(0.20)	(0.83)	(0.21)	(0.97)	(0.94)
Net realized gain	(0.63)	—	—	—	—
Tax return of capital	—	—	(0.71)	(0.15)	(0.18)

Total dividends and distributions to shareholders	(0.83)	(0.83)	(0.92)	(1.12)	(1.12)

Anti-dilutive effect from the issuance of reinvested shares	—	—	—	0.00(b)	0.00(b)

Net increase (decrease) in net asset value	(2.19)	0.96	(0.53)	(1.35)	(0.64)

Net asset value, end of period	$8.56	$10.75	$9.79	$10.32	$11.67

Market value, end of year	$7.45	$9.88	$8.53	$9.46	$11.74

Total net asset value return(c)	-12.82%	19.70%	5.26%	-1.70%	3.81%

Total market value return(c)	-17.44%	26.26%	0.05%	-10.43%	13.36%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$198.2	$248.8	$226.6	$238.8	$269.6

Ratios to average daily net assets:
Expenses(d)	2.37%	2.09%	1.98%	1.79%	1.72%

Expenses (excluding interest expense) (d)	1.58%	1.56%	1.60%	1.54%	1.50%

Net investment income (loss) (d)	0.76%	1.19%	1.82%	1.48%	1.75%

Ratio of expenses to average daily managed assets(d), (e)	1.83%	1.62%	1.51%	1.42%	1.38%

Portfolio turnover rate	102%	69%	78%	77%	77%

Revolving Credit Agreement:
Asset coverage ratio for revolving credit agreement	390%	464%	432%	442%	486%

Asset coverage per $1,000 for revolving credit agreement	$3,902	$4,642	$4,318	$4,421	$4,862

a Calculation based on average shares outstanding.

b Amount is less than $0.005.

c Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

d Does not include expenses incurred by the underlying funds in which the Fund invests.

e Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

Financial Highlights for UTF

	For the Year Ended December 31,

Per Share Operating Performance:	2018	2017	2016	2015	2014

Net asset value, beginning of year	$25.53	$22.00	$22.22	$25.79	$23.43

Income (loss) from investment operations:
Net investment income (loss)(a)	0.52	0.67	0.69	0.68	0.72
Net realized and unrealized gain (loss)	(1.97)	4.63	1.12	(2.66)	3.12

Total from investment operations	(1.45)	5.30	1.81	(1.98)	3.84

Less dividends and distributions to shareholders from:
Net investment income	(0.53)	(1.03)	(0.62)	(0.72)	(0.69)
Net realized gain	(1.47)	(0.74)	(1.41)	(0.88)	(0.79)

Total dividends and distributions to shareholders	(2.00)	(1.77)	(2.03)	(1.60)	(1.48)

Anti-dilutive effect from the issuance of reinvested shares	—	—	—	0.01	—

Net increase (decrease) in net asset value	(3.45)	3.53	(0.22)	(3.57)	2.36

Net asset value, end of period	$22.08	$25.53	$22.00	$22.22	$25.79

Market value, end of year	$19.76	$24.00	$19.36	$19.08	$22.72

Total net asset value return(b)	-5.34%	25.33%	9.22%	-6.85%	17.27%

Total market value return(b)	-9.89%	33.89%	11.93%	-9.21%	17.51%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,883.8	$2,178.0	$1,876.7	$1,895.5	$2,210.3

Ratios to average daily net assets:
Expenses	2.44%	2.17%	2.19%	2.11%	2.01%

Expenses (excluding interest expense)	1.39%	1.35%	1.36%	1.35%	1.30%

Net investment income (loss)	2.18%	2.73%	2.97%	2.73%	2.78%

Ratio of expenses to average daily managed assets(c)	1.73%	1.54%	1.53%	1.50%	1.46%

Portfolio turnover rate	37%	46%	51%	58%	33%

Credit Agreement:
Asset coverage ratio for credit agreement	322%	356%	321%	323%	360%

Asset coverage per $1,000 for credit agreement	$3,216	$3,562	$3,208	$3,230	$3,600

a Calculation based on average shares outstanding.

b Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

c Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

Past Performance

As shown in the table below, the performance of UTF, based on NAV, has exceeded that of INB for 1-, 3-, 5- and 10-year periods and since each Fund’s inception. Each Fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several factors, including investor perceptions of each Fund or the Investment Manager, supply and demand for each Fund’s shares, general market and economic conditions and changes in each Fund’s distributions.

Total Returns for periods ended December 31, 2018

	1 Year	5 Years	10 Years	Since Inception(a)
INB
NAV	-12.82%	2.31%	9.19%	3.73%
Market Price	-17.44%	1.15%	10.25%	2.07%
UTF

	1 Year	5 Years	10 Years	Since Inception(a)
NAV	-5.34%	7.20%	13.98%	9.50%
Market Price	-9.89%	7.58%	15.56%	8.34%

a	The inception dates of INB and UTF are July 27, 2007 and March 30, 2004, respectively.

Net Asset Value, Market Price and Premium/Discount

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, or in some cases trade at a premium. Shares of closed-end investment companies, such as the Funds, may tend to trade on the basis of income yield on the market price of the shares, and the market price may also be affected by investor perceptions of each Fund or the Investment Manager, supply and demand for each Fund’s shares, general market and economic conditions and changes in each Fund’s distributions. As a result, the market price of each Fund’s common shares may be greater or less than the net asset value per share. Since the commencement of each Fund’s operations, each Fund’s shares of common stock have traded in the market at prices that were generally below net asset value per share.

If the common shares of a Fund were to trade at a substantial discount to net asset value for an extended period of time, the Directors may consider the repurchase of its common shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of such Fund to an open–end investment company. The Funds cannot assure you that the Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

The following tables set forth the high and low sales prices for each Fund’s common shares on the NYSE and the high and low net asset value per share for each quarterly period during the last two calendar years and through March 31, 2019. The discount or premium to net asset value per share is at each quarterly period ended during the last two calendar years and through March 31, 2019.

INB

	Quarterly High Price		Quarterly Low Price		Quarter End
Quarter Ended	NAV Per Share	NYSE Price	NAV Per Share	NYSE Price	Premium/ Discount
3/31/2017	$10.29	$9.34	$9.86	$8.61	-9.84%
6/30/2017	$10.49	$9.54	$9.96	$9.10	-7.93%
9/30/2017	$10.56	$9.91	$10.25	$9.37	-7.44%
12/31/2017	$10.75	$9.95	$10.47	$9.53	-8.09%
3/31/2018	$10.99	$10.44	$9.76	$9.09	-8.78%
6/30/2018	$10.27	$9.65	$9.81	$9.05	-4.71%
9/30/2018	$10.28	$9.74	$9.93	$9.23	-7.81%
12/31/2018	$10.14	$9.35	$8.18	$7.25	-12.97%
3/31/2019	$9.50	$8.55	$8.51	$7.40	-9.45%

UTF

	Quarterly High Price		Quarterly Low Price		Quarter End
Quarter Ended	NAV Per Share	NYSE Price	NAV Per Share	NYSE Price	Premium/ Discount
3/31/2017	$24.04	$21.55	$22.04	$19.40	-10.02%
6/30/2017	$25.57	$23.80	$23.97	$21.57	-5.29%
9/30/2017	$26.35	$23.76	$24.64	$22.55	-9.16%
12/31/2017	$26.24	$24.00	$25.16	$22.73	-5.99%
3/31/2018	$25.87	$24.49	$23.25	$20.93	-10.34%
6/30/2018	$24.26	$22.91	$23.39	$21.26	-5.46%
9/30/2018	$24.64	$23.68	$23.85	$22.00	-8.14%
12/31/2018	$24.45	$22.95	$21.29	$18.78	-10.51%
3/31/2019	$25.80	$24.52	$21.95	$20.18	-4.63%

On June 19, 2019, each Fund’s net asset value per share, closing price on the NYSE and resulting market price premium/discount to net asset value was as follows.

	Net Asset Value Per Share	NYSE Price	Premium/(Discount)
INB	$9.55	$8.92	(6.6)%
UTF	$26.74	$25.36	(5.2)%

UTF Common Shares have recently been trading at a narrower discount than INB Common Shares. However, the trading discount for UTF Common Shares may change after the issuance of additional UTF Common Shares in the Reorganization and the resulting increase in supply of UTF Common Shares in the market.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Fund as of May 31, 2019, and on a pro forma basis for the combined Fund as of that date as if the proposed Reorganization had occurred on that date. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many UTF Common Shares will be received by stockholders of INB as a result of the Reorganization, and the information should not be relied upon to reflect the number of UTF Common Shares that actually will be received.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

As of May 31, 2019 (Unaudited)

	INB	UTF	Pro Forma Adjustments	Pro Forma Combined Fund (UTF)
Total Net Assets	$211,472,251	$2,178,228,110	($363,500) (1)	$2,389,336,861
Shares of Common Stock Outstanding	23,142,068	85,319,794	(14,858,848) (2)	93,603,014
Net Asset Value	$9.14	$25.53	—	$25.53

(1) Non-recurring estimated Reorganization expenses of approximately $363,500, of which $37,000 is attributable to INB and $326,500 is attributable to UTF.

(2) Reflects adjustment to the number of UTF Common Shares outstanding as a result of the Reorganization.

For more information about the Funds’ capital stock, see “Description of the Funds’ Capital Stock.”

PORTFOLIO TRANSACTIONS

Subject to the supervision of the Directors, decisions to buy and sell securities for a Fund and negotiation of its brokerage commission rates are made by the Investment Manager. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price paid by the Funds usually includes an undisclosed dealer commission or markup. In certain instances, the Funds may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Funds in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager’s ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Funds. This information may be useful in varying degrees and may tend to reduce the Investment Manager’s expenses. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business, but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of each Fund and its stockholders.

DIVIDENDS AND DISTRIBUTIONS

Distributions

Each Fund currently intends to make regular monthly cash distributions to common stockholders based on the current and projected performance of the Fund. The tax treatment and characterization of a Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments, and the ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year.

Over time, each Fund will distribute all of its net investment income. In addition, at least annually, each Fund intends to distribute all of its net realized capital gains, if any, to stockholders. The net income of a Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of each Fund are accrued each day. At times, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. The distributions paid by a Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to a Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value. See “Taxation.”

Managed Distribution Policy

The Funds, the Investment Manager and all of the other closed-end funds managed by the Investment Manager have received exemptive relief from the SEC facilitating the implementation of a distribution policy that could include distribution of long-term capital gains more frequently than otherwise permitted under the 1940 Act (“Managed Distribution Policy”). Under a Managed Distribution Policy, if, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from a Fund’s assets and would constitute a return of capital. The Fund’s final distribution for each calendar year would include any remaining net investment income and net realized capital gain undistributed during the year. In the event a Fund distributed in any calendar year amounts in excess of net investment income and net realized capital gain (such excess, the “Excess”), such distribution would decrease the Fund’s assets and, therefore, may have the effect of increasing the Fund’s expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

A Managed Distribution Policy may require certain distributions that may be deemed a return of capital for tax purposes. For each taxable year, the Excess generally will be treated as a return of capital that is tax-deferred to the Fund’s common stockholders, up to the amount of the stockholder’s tax basis in the applicable common shares, with any amounts exceeding such basis treated as gain from the sale of such common shares.

A Managed Distribution Policy results in the payment of distributions in approximately the same amount or percentage to stockholders each month. If the source of the dividend or other distribution were the original capital contribution of the stockholder, and the payment amounted to a return of capital, a Fund would be required to provide written disclosure to that effect. Nevertheless, stockholders who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net income or profits when they are not. Stockholders should read any written disclosure regarding dividends or other distributions carefully, and should not assume that the source of any distribution from their Fund is net income or profits.

In December 2011, the Board of UTF implemented a Managed Distribution Policy. Through November 30, 2018, INB made regular monthly distributions at a level rate pursuant to a level rate policy. On December 4, 2018, INB’s Board of Directors approved the termination of the level rate policy which was effective with the Fund’s monthly distribution paid on November 30, 2018. On December 4, 2018 the Board of Directors of INB adopted a Managed Distribution Policy under which INB includes long-term capital gains, where applicable, as part of the regular monthly cash distributions to its stockholders. The Managed Distribution Policy gives UTF and INB greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Managed Distribution Policy provides that the Boards may amend or terminate the Managed Distribution Policy at any time without prior notice to Fund stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Managed Distribution Policy could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Boards reserve the right to change the distribution amount from time to time.

Dividend Reinvestment Plans

Each Fund has a dividend reinvestment plan (the “Dividend Reinvestment Plan”) commonly referred to as an “opt-out” plan. Each common stockholder who does not specifically elect to receive cash will automatically participate in the Dividend Reinvestment

Plan and will have all distributions of dividends reinvested in additional common shares by Computershare as agent (the “Plan Agent”). Common stockholders who elect not to participate in the Dividend Reinvestment Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Common stockholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Dividend Reinvestment Plan.

The Plan Agent serves as agent for the common stockholders in administering the Dividend Reinvestment Plan. After the Fund declares a dividend, the Plan Agent will, as agent for the stockholders, either (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per common share plus estimated brokerage commissions on that date. The Plan Agent will have until the last business day before the next ex-dividend date for the common shares, but in no event more than 30 days after the distribution payment date (as the case may be, the “Purchase Period”), to invest the dividend or distribution in common shares purchased in the open market. During the Purchase Period, however, if at the close of business on any day on which net asset value is calculated, the net asset value of a common share equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such dividends or distributions shall be filled through the issuance of new common shares at the price set forth below. The Plan Agent will receive the dividend or distribution in newly issued common shares of the Fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per common share on the payment date.

Participants in the Dividend Reinvestment Plan may withdraw from the plan upon notice to the Dividend Reinvestment Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $.10 per share brokerage commissions.

In the case of record stockholders, such as banks, brokers or nominees (each, a “nominee”), which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Dividend Reinvestment Plan on the basis of the number of common shares certified from time to time by the nominee as representing the total amount registered in the nominee’s name and held for the account of beneficial owners who are participants in the Dividend Reinvestment Plan. If your common shares are held through a nominee who has elected not to participate in the Dividend Reinvestment Plan and are not registered with the Plan Agent, the nominee may reinvest all dividends and distributions received on your behalf from the Fund in common shares through open-market purchases at a price per share that may be higher or lower than the Fund’s NAV per share. Please contact your financial institution for details. Common shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, acting as dealer.

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividend distributions. Purchases and/or sales are usually made through a broker affiliated with Computershare.

Experience under the Dividend Reinvestment Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Dividend Reinvestment Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of the Fund at least 90 days before the record date for the dividend or distribution. The Dividend Reinvestment Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all stockholders of the Fund. All correspondence concerning the Dividend Reinvestment Plan should be directed to the Plan Agent by telephone at 866-227-0757.

The automatic reinvestment of dividends will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See “Taxation.”

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

The Fund has elected or intends to elect to be treated as, and intends to qualify annually as, a regulated investment company (“RIC”) under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to a RIC, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain “qualified publicly traded partnerships” (as defined below); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other RICs and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more qualified publicly traded partnerships.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC.

However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test described in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (ii) above.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains.

The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs.

In certain circumstances, it may be difficult for the Fund to meet the 90% gross income test and the diversification test described above. If the Fund were to fail to meet either of these tests, or the distribution test described above, the Fund could in some cases cure such failure, including in the case of a gross income test failure, by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to stockholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate stockholders and to be treated as qualified dividend income in the case of individuals, provided, in both cases, that the stockholder meets certain holding period and other requirements in respect of Fund shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus, failure to qualify as a RIC would likely significantly reduce the Fund’s investment return to its stockholders.

If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its stockholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of a stockholder’s Fund shares will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the stockholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the stockholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31), and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 (or November 30 or December 31 if the Fund is eligible to elect and so elects), and (3) any ordinary income and capital gain net income for previous years that was not distributed during those years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or November 30, if a RIC makes the election referred to above) generally are treated as arising on January 1 of the following calendar year; in the case of a RIC with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Capital loss carryforwards will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual stockholder report for each fiscal year.

Distributions

Dividends paid out of the Fund’s current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to a U.S. stockholder as ordinary income.

Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a stockholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short- term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in its investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital

Gain Dividends”) will be taxable to stockholders as long-term capital gains includible in net capital gains and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to stockholders as ordinary income. The Fund may report certain dividends as derived from “qualified dividend income” which, when received by an individual, will be taxed at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the stockholder and Fund levels.

In order for some portion of the dividends received by a Fund stockholder to be qualified dividend income that is eligible for taxation at net capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the stockholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or stockholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Dividends paid by REITs will generally not qualify as qualified dividend income.

If the aggregate qualified dividends received by the Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a stockholder taxed as an individual, provided the stockholder meets the holding period and other requirements described above with respect to the Fund’s shares.

Pursuant to proposed regulations on which the Fund may rely, distributions by the Fund to its stockholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate stockholders. Non-corporate stockholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its stockholders. A section 199A dividend is treated as a qualified REIT dividend only if the stockholders receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from the Fund’s investment in a MLP will currently not qualify for the deduction that would be available to a non-corporate stockholder were the stockholder to own such MLP directly. As a result, it is possible that a non-corporate stockholder will be subject to a higher effective tax rate on any such distributions received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the stockholder would derive if the stockholder invested directly in a MLP.

Dividends received by corporate stockholders may qualify for the dividends-received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations (other than REITs) and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund is treated as a dividend. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate stockholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual stockholders and will not be eligible for the dividends-received deduction for corporate stockholders.

Dividends and distributions on Fund shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular stockholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by that Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits in any taxable year will be treated as a return of capital to the extent of a stockholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of such shares.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund. Stockholders will be notified annually as to the U.S. federal income tax status of distributions.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund which a stockholder holds as a capital asset such stockholder will generally realize a capital gain or loss which will be long-term or short-term, depending upon the stockholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the stockholder with respect to such shares.

From time to time, the Fund may make a tender offer for its common shares. It is expected that the terms of any such offer will require a tendering stockholder to tender all common shares held, or considered under certain attribution rules of the Code to be held, by such stockholder. Stockholders who tender all common shares held, or considered to be held, by them and do not hold (directly or by attribution) any other Fund shares (namely, preferred shares, if any such shares of the Fund are outstanding) will be treated as having sold their shares and generally will realize a capital gain or loss. If a stockholder tenders fewer than all of its common shares, or continues to hold (directly or by attribution) other Fund shares (preferred shares, if any such shares of the Fund are outstanding), such stockholder may be treated as having received a taxable dividend upon the tender of its common shares. In such a case, there is a risk that non-tendering stockholders whose interests in the Fund increase as a result of such tender will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the common shares of the Fund. If the Fund repurchases common shares on the open market, such that a selling stockholder would have no specific knowledge that he or she is selling his or her shares to the Fund, it is less likely that stockholders whose percentage share interests in the Fund increase as a result of any such open-market sale will be treated as having received a taxable distribution from the Fund.

To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders or otherwise repurchases Fund shares, the Fund will be required to make additional distributions to its common stockholders.

If a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Significant penalties may be imposed upon a failure to comply with this requirement. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Medicare Tax on Net Investment Income

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Stockholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Nature of Funds’ Investments

Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat Fund investments as producing income that is not qualifying income for purposes of the 90% gross income requirement, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (v) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the time at which a purchase or sale of stock or securities is deemed to occur, and (vii) adversely alter the characterization for U.S. federal income tax purposes of certain complex financial transactions.

The U.S. federal income tax treatment of certain Fund investments is unclear with respect to the timing and character of income recognized by the Fund. An adverse determination by the IRS could require the Fund to purchase or sell securities or to make additional distributions in order to comply with the tax rules applicable to RICs. Further, the application of the diversification, gross income and distribution requirements for treatment as a RIC under the Code can be unclear with respect to certain investments. As a result, there can be no assurance that the Fund will be able to maintain its status as a RIC.

Debt Obligations Purchased at a Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount.

Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the obligation during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. Although the application of Section 451 to the accrual of market discount is currently unclear, the Treasury and IRS have announced that they intend to issue proposed regulations that Section 451 does not apply to market discount. If Section 451 were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to stockholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its stockholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Debt Obligations Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk and High-Yield Obligations

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Funds when, as and if they invest in such securities, in order to seek to ensure that they distribute sufficient income to preserve their status as RICs and do not become subject to U.S. federal income or excise tax.

Options, Futures and Other Derivative and Hedging Transactions

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock.

Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above, the Fund’s transactions in derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to stockholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid the Fund-level tax.

The Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability so to qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Investment in Non-U.S. Securities

Investment income and proceeds received by the Fund from sources within foreign countries may be subject to foreign taxes. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to its stockholders the amount of foreign taxes paid by the Fund. If the Fund is eligible to elect and so elects, (i) each stockholder will be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) each stockholder will be treated as having paid his or her pro rata share of such foreign taxes and will therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both), and (iii) for purposes of the foreign tax credit limitation rules of the Code, each stockholder will treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. Stockholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. In certain circumstances, a stockholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow through. Stockholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if the Fund is eligible to make such an election for a given year, it may determine not to do so. If the Fund is not eligible to or does not make such election, stockholders will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund; in such case, such foreign taxes would nonetheless reduce the Fund’s taxable income. Each stockholder should consult his or her own tax adviser regarding the potential application of foreign tax credits.

The tax status of certain non-U.S. entities in which the Fund may invest is unclear; an adverse determination by the IRS could alter the timing and character of the Fund’s income from such investments, as well as the application of the income, diversification and distribution requirements for RIC qualification.

Foreign Currency Transactions

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, receivables, expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the re-characterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to stockholders and increase the distributions taxed to stockholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Book/Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to either qualify as a RIC that is accorded special tax treatment or to eliminate a Fund-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Real Estate Investment Trusts

Any investment by the Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund stockholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. In such an event, to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified Dividend Income.

Investments in Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to stockholders of the RIC in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related interest directly. As a result, the Fund investing in such interests may not be a suitable investment for charitable remainder trusts. See “Investment by Tax-Exempt Stockholders” below.

In general, excess inclusion income allocated to stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. stockholder, will not qualify for any reduction in U.S. federal withholding tax. A stockholder will be subject to U.S. federal income tax on such inclusions not withstanding any exemption from such income tax otherwise available under the Code.

Passive Foreign Investment Companies

Investments treated as equity investments for U.S. federal income tax purposes that the Fund makes in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund stockholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Investments in Other Regulated Investment Companies

The Fund’s investments in shares of a mutual fund, ETF or another company that qualifies as a RIC (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report to its stockholders a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report to its stockholders its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Investments in Master Limited Partnerships and Certain Non-U.S. Entities

The Fund’s ability to make direct and indirect investments in MLPs and certain non-U.S. entities treated as pass-through entities or as transparent for U.S. income tax purposes is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are re-characterized for U.S. federal income tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, the Fund is permitted to have no more than 25% of the value of its total assets invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in qualified publicly traded partnerships, including MLPs.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to stockholders who fail to provide that Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability.

Investment by Tax-Exempt Investors

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt stockholder of the RIC.

Notwithstanding this “blocking” effect, a tax-exempt stockholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt stockholder within the meaning of Code Section 514(b).

A tax-exempt stockholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt stockholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such stockholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other stockholder, and thus reduce such stockholder’s distributions for the year by the amount of the tax that relates to such stockholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Foreign Stockholders

Distributions by the Fund to stockholders that are not “U.S. persons” within the meaning of the Code (“foreign stockholders”) properly reported by the Fund as

(1)       Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and

(2)       “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign stockholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to stockholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign stockholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign stockholder of a trade or business within the United States, under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign stockholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign stockholder is the issuer or is a 10% stockholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign stockholder and the foreign stockholder is a controlled foreign corporation.

If the Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign stockholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to stockholders. Foreign stockholders should contact their intermediaries regarding the application of these rules to their accounts.

Foreign stockholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign stockholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign stockholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the stockholder in the United States. More generally, foreign stockholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors. Distributions by the Fund to foreign stockholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign stockholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign stockholder of a trade or business within the United States, (ii) in the case of a foreign stockholder that is an individual, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign stockholder’s sale of shares of the Fund (as described below).

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in real estate investment trusts (“REITs”) may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than 10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign stockholder, in which case such foreign stockholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign stockholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign stockholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign stockholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign stockholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign stockholder’s current and past ownership of the Fund.

Foreign stockholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

The Fund generally does not expect its shares to be considered USRPIs.

Foreign stockholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign stockholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign stockholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign stockholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Stockholder Reporting with Respect to Foreign Financial Accounts

Stockholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Stockholders should consult their tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its stockholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a stockholder fails to provide the required information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that stockholder on ordinary dividends. The IRS and Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign stockholders described above.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Taxation

Fund stockholders may be subject to state, local and foreign taxes on their Fund distributions. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

NET ASSET VALUE

Each Fund determines the NAV of its shares daily, as of the close of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time). The NAV is computed by dividing the value of all of the assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by the Investment Manager to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the Investment Manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the Investment Manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing NAV.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the Investment Manager, subject to the oversight of the Board of Directors. The Investment Manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the Investment Manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability.

DESCRIPTION OF THE FUNDS’ CAPITAL STOCK

The following table presents the number of shares of (i) capital stock, par value $0.001 per share, authorized by each Fund, and (ii) capital stock outstanding for each Fund as of June 19, 2019:

Fund	Amount Authorized	Amount Outstanding as of June 19, 2019
INB	250,000,000	23,142,068
UTF	300,000,000	85,319,794

As of June 19, 2019, all of the Funds’ outstanding capital stock consisted entirely of common stock. Additional information about each Fund’s shares of common stock appears below in this section.

Common Shares

Except as set forth herein, there are no material differences among the rights of the Funds’ common stockholders. Each of INB and UTF is authorized to issue up to 250,000,000 and 300,000,000 shares of capital stock, respectively, pursuant to its charter, all of which will be classified as common stock prior to the consummation of the Reorganization.

The outstanding UTF Common Shares are, and the UTF Common Shares to be issued in the Reorganization will be, when issued, fully paid and nonassessable. All UTF Common Shares are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each UTF Common Share is entitled to its proportion of UTF’s assets after debts and expenses. Holders of UTF Common Shares are not entitled to exercise appraisal rights. There are no cumulative voting rights for the election of Directors.

The outstanding INB Common Shares are fully paid and nonassessable. All INB Common Shares are equal as to dividends, distribution and voting privileges. There are no conversion, preemptive or other subscription rights. Holders of INB Common Shares are not entitled to exercise appraisal rights. In the event of liquidation, each INB Common Share is entitled to its proportion of the assets of INB after debts and expenses. There are no cumulative voting rights for the election of Directors.

Neither of the Funds have a present intention of offering additional common shares to the public except to the extent that UTF intends to issue new UTF Common Shares to holders of INB Common Shares in the Reorganization. Other offerings of a Fund’s common shares, if made, will require the authorization of that Fund’s Board. Any additional offering will be subject to the requirements of the 1940 Act that shares of common stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the outstanding shares of common stock.

Special Voting Provisions

Each Fund has provisions in its charter and by-laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Each Fund’s Board is divided into three classes, having terms of ending at the third annual meeting of stockholders following their election. At the annual meeting of stockholders in each year, the term of one class will expire and Directors will be elected to serve in that class for terms ending at the third annual meeting of stockholders following their election. This provision could delay for up to two years the replacement of a majority of the Board. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

The affirmative vote of at least 75% of the entire Board is required to authorize the conversion of a Fund from a closed-end to an open-end fund. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund.

A “Continuing Director” is any member of the Board of a Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board of the Fund for a period of at least 12 months, or has been a member of the Board since the Fund’s initial public offering of common stock, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by stockholders of a Fund will be required to amend the charter to change any of the provisions discussed in this paragraph and the preceding paragraph.

The affirmative votes of at least 75% of the entire Board and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund and (ii) in the case of a Business Combination, 66 2/3% of the votes entitled to be cast thereon by the stockholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) reorganization, consolidation or statutory share exchange of the Fund with or into any other entity;

(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i) and (ii) above and this clause (iii) being known individually as a “Business Combination”);

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s charter to terminate the Fund’s existence; or

(v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required unless otherwise provided in the 1940 Act.

In accordance with elections made by each Fund under Section 3-804(b) and (c) of the MGCL, the number of Directors of the Fund may be fixed only by vote of the Directors, and any vacancy on the Board may be filled only by vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. A Director elected to fill a vacancy shall hold office for the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualified.

The Board of each Fund has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund’s stockholders generally.

Each Fund’s by-laws require that stockholders wishing to propose matters, including nominees for election as Directors, to be acted upon at an annual meeting of stockholders must give the Fund advance notice of such proposals not earlier than the 150th day nor later than the 120th day prior to the anniversary of the notice for the preceding year’s annual meeting. Special meetings may be called by the Fund’s Board (or certain officers) or at the request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The only business which may be transacted at a special meeting shall be the business specified in the Fund’s notice of meeting. If the purpose of a special meeting is to elect Directors, notice of nominations of candidates by stockholders must be received by the Fund not earlier than the 120th day before the meeting and before the later of the 90th day prior to the meeting or the 10th day following announcement of the meeting.

Reference is made to the charter and by-laws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

The Board of Directors of INB, including the Independent Directors,

unanimously recommends that you vote “FOR” this Proposal.

OTHER BUSINESS

Under Maryland law, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the Meeting. Under INB’s by-laws, the power to adjourn or conclude the Meeting (whether or not a quorum is present) resides with the chairman of the Meeting. If, however, any procedural matter requiring a vote of stockholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

SUBMISSION OF STOCKHOLDER PROPOSALS

Submission of Proposals for the Next Annual Meeting of Stockholders in the 2019 Proxy

All proposals by stockholders of INB which are intended (and eligible) to be presented at INB’s next Annual Meeting of Stockholders, to be held in 2020, must be received by INB (addressed to INB, 280 Park Avenue, New York, New York 10017) for inclusion in INB’s proxy statement and proxy relating to that meeting no later than 5:00p.m., Eastern Time, on November 7, 2019. Under INB’s current by-laws, any stockholder who desires to nominate individuals for election to INB’s Board of Directors or to bring a proposal of other business for consideration at INB’s 2020 Annual Meeting of Stockholders without including such proposal of other business in INB’s proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of INB (addressed to INB, 280 Park Avenue, New York, New York 10017) during the 30-day period from October 8, 2019 to 5:00 P.M., Eastern Time, on November 7, 2019. All stockholder director nominations and proposals of other business must include the information required by INB’s by-laws.

If the Proposal is approved, INB will not hold an annual meeting of stockholders in 2020 or thereafter.

STOCKHOLDER COMMUNICATIONS WITH THE BOARDS

Stockholders may send written communications to their Fund’s Board to the attention of the Board of Directors, c/o Cohen & Steers Funds, 280 Park Avenue, New York, New York 10017. Stockholder communications must be signed by the stockholder and identify the number of shares held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of INB to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and proxy card(s), are first being mailed to stockholders of INB on or about September 3, 2019 or as soon as practicable thereafter. Only stockholders of record as of the close of business on August 19, 2019 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed proxy card is properly signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the Proposal. Pursuant to the MGCL and the INB by-laws, no other matters may be brought before the meeting.

A stockholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the Fund a subsequently dated proxy, (2) delivering to the Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposal.

Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card(s) or authorize your vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization before the Meeting. The NYSE has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to approval of the Proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into an agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Proxy Solicitation

Solicitation may be made by letter or telephone by officers or employees of the Investment Manager and its affiliates. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of INB to obtain authorization for the execution of proxies. INB will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of INB’s shares. In addition, the Investment Manager, on behalf of INB, has retained Broadridge Financial Solutions, Inc., a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge Financial Solutions, Inc. will be paid approximately $67,000 for such solicitation services to be borne by the Funds. Broadridge Financial Solutions, Inc. may solicit proxies personally and by telephone.

Quorum

The presence in person or by proxy of holders of shares entitled to cast a majority of the votes entitled to be cast at the Meeting is necessary for a quorum.

Votes Required

Approval of the Proposal will require, if a quorum is present at the Meeting, the affirmative vote of the holders of a majority of the outstanding shares of common stock of INB entitled to vote on the matter.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting with respect to a Fund, executed proxies marked as abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Proposal. Accordingly, stockholders are urged to forward their voting instructions promptly.

Adjournments and Postponements

INB’s by-laws authorize the Chairman of the Meeting to adjourn or postpone the Meeting to a later date (whether or not a quorum is present) without notice other than announcement at the Meeting for such purposes as the Chairman shall deem appropriate, including further solicitation of proxies. In the absence of a quorum, the Chairman may (but shall not be required to) allow the stockholders present (in person or by proxy) to adjourn the Meeting to a later date by majority vote of those present. Adjournments or postponements may occur in order to defer action on the Proposal. The Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting. If the Meeting is adjourned to a date more than 120 days after the original record date, a new record date may be established and at least 10 days’ notice must be given of such adjourned Meeting, and any unrevoked proxies submitted by any stockholder of record as of the original record date, with respect to shares that such stockholder continues to hold of record on the new record date, may be voted at the adjourned Meeting and any subsequent adjourned Meeting, provided that any adjourned Meeting is not more than 120 days after the new record date. At any adjourned Meeting at which a quorum is present, any action may be taken that could have been taken at the Meeting originally called.

Record Date and Outstanding Shares

Only stockholders of record of INB at the close of business on August 19, 2019 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. The number of shares of INB that were outstanding and entitled to vote as of the close of business on the Record Date were [                    ].

At the Record Date, the Directors and officers of INB, as a group, beneficially owned less than 1% of the Fund’s outstanding shares of common stock. To the knowledge of management, no person owned of record, or owned beneficially, more than 5% of the Fund’s outstanding shares at that date, except that [                    ], held of record [                ] shares of INB equal to approximately [    ]% of the Fund’s outstanding shares of common stock.

SERVICE PROVIDERS

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of each Fund. Computershare, whose principal business address is 480 Washington Boulevard, Jersey City, NJ 07310, serves as each Fund’s transfer and dividend disbursing agent and registrar.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, has been appointed as independent registered public accounting firm to audit each Fund’s financial statements and highlights for the current fiscal year.

Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036, serves as counsel to the Funds, and Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202, serves as Maryland counsel for the Funds.

The Board of INB, including the Independent Directors, recommends approval of the Proposal. Any signed and dated proxies without instructions to the contrary will be voted in approval of the Proposal.

By order of the Boards of Directors,

Dana A. DeVivo
Secretary and Chief Legal Officer of the Funds

August 21, 2019

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of [            ], 2019 (the “Agreement”), between Cohen & Steers Global Income Builder, Inc., a Maryland corporation (the “Fund”), and Cohen & Steers Infrastructure Fund, Inc., a Maryland corporation (the “Acquiring Fund”).

For United States federal income tax purposes, (i) the transfer of all of the assets of the Fund in exchange for shares of the Acquiring Fund (the “Acquiring Fund shares”), the Acquiring Fund’s assumption of all liabilities of the Fund, and the distribution of the shares of common stock, par value $0.001 per share (the “Acquiring Fund Common Stock”) of the Acquiring Fund to Fund stockholders in a liquidation of the Fund, all upon the terms and conditions hereinafter set forth in this Agreement are intended to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) the Agreement is intended to constitute a “plan of reorganization” for purposes of the Code.

WHEREAS, the Fund is a registered, closed-end management investment company, and the Acquiring Fund is a registered, closed-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Fund’s Board of Directors has determined that the Reorganization (as hereinafter defined) is advisable and in the best interests of the Fund (and the Fund’s stockholders) and that the interests of the Fund’s existing stockholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Fund’s Board of Directors has determined that the Reorganization is in the advisable and best interests of the Acquiring Fund (and the Fund’s stockholders) and that the interests of the Acquiring Fund’s existing stockholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1. THE REORGANIZATION

1.1 The Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund at Closing (as defined in Section 3.3) all of its properties and assets, subject to its liabilities. In consideration therefor, the Acquiring Fund shall, at Closing, assume all the liabilities of the Fund existing as of such time and deliver to the Fund a number of full (cash paid in lieu of fractional) shares of Acquiring Fund Common Stock having an aggregate net asset value equal to the value of the properties and assets of the Fund attributable to shares of common stock, par value $0.001 per share (the “Fund Common Stock”), of the Fund at Closing less the value of the liabilities attributable to such shares assumed by the Acquiring Fund at Closing (such transactions, the “Reorganization”).

1.2 Upon consummation of the transactions described in Section 1.1 of this Agreement, the Fund shall distribute shares of Acquiring Fund Common Stock in complete liquidation to its common stockholders of record as of the Effective Date; each stockholder being entitled to receive that proportion of such shares of Acquiring Fund Common Stock which the number of shares of Fund Common Stock held by such stockholder bears to the total number of shares of Fund Common Stock outstanding on such date. Common stockholders of the Fund will receive cash in lieu of fractional shares of the Acquiring Fund in an amount equal to the net asset value of the fractional shares of the Acquiring Fund that the stockholders would otherwise receive in the Reorganization.

Following the liquidation, the Fund shall be dissolved pursuant to applicable law. Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Effective Date and, if applicable, such later date on which the Fund is terminated. The Fund agrees that after the Effective Date, the Fund shall not conduct any business except in connection with its liquidation and dissolution.

2. REPRESENTATIONS AND WARRANTIES

2.1 The Acquiring Fund represents and warrants to the Fund that the statements contained in this paragraph 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquiring Fund represents and warrants to, and agrees with, the Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland (the “SDAT”), and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and (ii) such as may be required by state securities laws.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation, as amended and supplemented (the “Acquiring Fund Charter”), or the Bylaws, as amended, of the Acquiring Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(e) The Fund has been furnished with a statement of assets and liabilities and a schedule of investments of the Acquiring Fund, each as of December 31, 2018, contained within the Acquiring Fund’s audited financial statements, said financial statements having been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Acquiring Fund. The Fund has also been furnished with a statement of assets and liabilities and a schedule of investments of the Acquiring Fund, each as of June 30, 2019, contained within the Acquiring Fund’s unaudited semi-annual financial statements. These financial statements are in accordance with generally accepted accounting principles applied on a consistent basis (“GAAP”) and present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(f) The Fund has been furnished with the Acquiring Fund’s Annual Report to Stockholders for the year ended December 31, 2018 and with the Acquiring Fund’s Semi-Annual Report to Stockholders for the period ended June 30, 2019.

(g) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquiring Fund’s Board, and, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in paragraph 2.1(m) below) or will not be otherwise disclosed to the Fund prior to the Effective Date.

(j) Since June 30, 2019, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Acquiring Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since June 30, 2019, and those incurred in connection with the Reorganization. Prior to the Effective Date, the Acquiring Fund will advise the Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.1(j), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio or the discharge of the Acquiring Fund liabilities will not constitute a material adverse change.

(k) All federal, state and local tax returns and information reports of the Acquiring Fund required by law to have been filed shall have been timely filed (or the Acquiring Fund shall have timely obtained extensions to file such returns). Such returns are or will be, as the case may be, correct, true, and complete in all material respects. The Acquiring Fund has timely paid or will have timely paid all federal and other taxes shown as due or required to be shown as due on said returns and reports. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation, and at all times through the Effective Date, the Acquiring Fund has qualified and will continue to qualify for treatment as a “regulated investment company” under Sections 851 and 852 of the Code, and has computed its federal income tax under Section 852 of the Code.

(m) The registration statement to be filed with the Securities and Exchange Commission (the “SEC”) by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquiring Fund, (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and at such times the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.1(m) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Fund for use in the Registration Statement.

(n) All issued and outstanding shares of Acquiring Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Acquiring Fund’s transfer agent. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquiring Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquiring Fund Common Stock.

(o) The Acquiring Fund is authorized to issue 300,000,000 shares of Acquiring Fund Common Stock, each outstanding share of which is fully paid, non-assessable and has full voting rights.

(p) The Registration Statement will have been declared effective by the SEC or become effective automatically pursuant to Rule 488 under the 1933 Act, and the offer and sale of the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(q) At or prior to the Effective Date, the Acquiring Fund will have obtained any and all regulatory and board approvals necessary to issue the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement. The approval of the stockholders of the Acquiring Fund is not required in connection with the Reorganization.

(r) The books and records of the Acquiring Fund made available to the Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

2.2 The Fund represents and warrants to the Acquiring Fund that the statements contained in this paragraph 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the SDAT, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Fund is duly registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Fund has elected and qualified for the special tax treatment afforded a “regulated investment company” under Sections 851-855 of the Code at all times since its inception.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act and (ii) such as may be required by state securities laws.

(d) The Fund is not, and the execution, delivery and performance of this Agreement by the Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation, as amended and supplemented (the “Fund Charter”), or the Bylaws, as amended, of the Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Fund is a party or by which it is bound.

(e) The Acquiring Fund has been furnished with a statement of assets and liabilities and a schedule of investments of the Fund, each as of December 31, 2018, contained within the Fund’s audited financial statements, said financial statements having been audited by PricewaterhouseCoopers LLP, the registered public accounting firm of the Fund. The Acquiring Fund has also been furnished with a statement of assets and liabilities and a schedule of investments of the Fund, each as of June 30, 2019, contained within the Fund’s unaudited semi-annual financial statements. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of the Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(f) The Acquiring Fund has been furnished with the Fund’s Annual Report to Stockholders for the year ended December 31, 2018, and with the Fund’s Semi-Annual Report to Stockholders for the period ended June 30, 2019.

(g) The Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Fund’s Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Fund or any properties or assets held by it. The Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Fund is a party that have not been disclosed in the Registration Statement or will not be otherwise disclosed to the Acquiring Fund prior to the Effective Date.

(j) Since June 30, 2019, there has not been any material adverse change in the Fund’s financial condition, assets, liabilities or business and the Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since June 30, 2019, and those incurred in connection with the Reorganization. Prior to the Effective Date, the Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.2(j), a decline in net asset value per share of the Fund due to declines in market values of securities in the Fund’s portfolio or the discharge of the Fund’s liabilities will not constitute a material adverse change.

(k) All federal and other tax returns and information reports of the Fund required by law to have been filed shall have been timely filed (or the Fund shall have timely obtained extensions to file such returns). Such returns are or will be, as the case may be, correct, true, and complete in all material respects. The Fund has timely paid or will have timely paid all federal and other taxes shown as due or required to be shown as due on said returns and reports. To the best of the Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Fund have been adequately provided for on its books, and no tax deficiency or liability of the Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation (including the taxable year ending on the Effective Date), the Fund has qualified and will at all times through the Effective Date qualify for treatment as a “regulated investment company” under Sections 851 and 852 of the Code and has been eligible and will continue to be eligible to and has computed and will continue to compute its federal income tax under Section 852 of the Code.

(m) The Registration Statement, on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Fund, (i) shall have complied and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and at such times the prospectus included therein did not and will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.2(m) shall only apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Fund for use in the Registration Statement.

(n) All issued and outstanding shares of Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 4.7. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Fund Common Stock.

(o) The Fund is authorized to issue 300,000,000 shares of Fund Common Stock, each outstanding share of which is fully paid, non-assessable and has full voting rights.

(p) The books and records of the Fund made available to the Acquiring Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Fund.

(q) At the Effective Date, the Fund will have full right, power and authority to sell, assign, convey, transfer and deliver the Acquired Assets (as defined in Section 3.1) to be transferred to the Acquiring Fund pursuant to this Agreement. At the Effective Date, subject only to the delivery of all of the Acquired Assets, the Acquiring Fund will acquire the Acquired Assets subject to no encumbrances, liens or security interests and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers previously disclosed to the Acquiring Fund.

3. REORGANIZATION; EFFECTIVE DATE; VALUATION TIME

3.1 Subject to the requisite approval of the stockholders of the Fund, and the other terms and conditions contained herein (including the Fund’s obligation to distribute to its stockholders certain amounts as described in Section 6.4 hereof), the Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Fund, on the Effective Date, all of the assets of the Fund (including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Fund and any deferred or prepaid expenses shown on the books of the Fund as of Closing (collectively, the “Acquired Assets”)) in exchange for that number of shares of Acquiring Fund Common Stock provided for in Section 3.2 and the assumption by the Acquiring Fund of all of the liabilities and obligations of the Fund of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence as of Closing, except for the Fund’s liabilities, if any, arising in connection with this Agreement (the “Fund’s Obligations”). The Fund will, as soon as practicable after the Closing, distribute all of the shares of Acquiring Fund Common Stock received by it to the stockholders of record of the Fund in exchange for their shares of Fund Common Stock. The Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Fund on or after Closing with respect to the assets of the Fund. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at Closing and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at Closing shall be included in the determination of the value of the assets of the Fund acquired by the Acquiring Fund.

3.2 Subject to the terms and conditions contained herein, at Closing, the Acquiring Fund will deliver to the Fund a number of full (and cash-in-lieu of fractional) shares of Acquiring Fund Common Stock having an aggregate net asset value equal to the value of the assets of the Fund attributable to shares of Fund Common Stock on the Effective Date less the value of the Fund’s Obligations on such date, determined as hereinafter provided in this Section 3.2. The net asset value of the shares of Acquiring Fund Common Stock to be delivered to the Fund, the value of the Acquired Assets, and the value of the Fund’s Obligations to be assumed by the Acquiring Fund in each case shall be determined as of the Valuation Time. At Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated herein.

3.3 Delivery of the assets of the Fund to be transferred, assumption of the Fund’s Obligations to be assumed, and delivery of the Acquiring Fund shares to be issued shall be made at the offices of Cohen & Steers Capital Management, Inc., as of 9:00 a.m. on the

closing date, or at such other place, time and date agreed to by the Acquiring Fund and the Fund (the date on which such transaction is consummated the “Effective Date” and the time on the Effective Date at which such transaction is consummated “Closing”).

3.4 The net asset value per share of Fund Common Stock and Acquiring Fund Common Stock shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value per share so determined of either of the parties’ common stock to take into account differences in realized and unrealized gains and losses. The value of the assets of the Fund to be transferred to the Acquiring Fund shall be determined by the Acquiring Fund pursuant to the principles and procedures consistently utilized by the Acquiring Fund in valuing its own assets and determining its own liabilities for purposes of the Reorganization, which principles and procedures are substantially similar to those employed by the Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Fund and shall be confirmed in writing by the Acquiring Fund to the Fund. The net asset value per share of Acquiring Fund Common Stock shall be determined in accordance with such procedures, and the Acquiring Fund shall certify the computations involved. The “Valuation Time” shall be 4:00 p.m. Eastern time on the business day preceding the Effective Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto. In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquiring Fund or the Fund is impracticable, the Effective Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Acquiring Fund and the Fund; provided that if trading shall not be fully resumed and reporting restored within three business days after the Effective Date, this Agreement may be terminated by the Acquiring Fund or the Fund upon the giving of written notice to the other party.

3.5 In lieu of delivering certificates for Acquiring Fund Common Stock, the Acquiring Fund shall credit the Acquiring Fund Common Stock to the Fund’s account on the books of the Acquiring Fund. The Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the holders of the Fund Common Stock and the number and percentage ownership of outstanding shares owned by each such stockholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Fund’s Secretary a confirmation evidencing the shares of Acquiring Fund Common Stock to be credited on the Effective Date, or provide evidence satisfactory to the Fund that such shares of Acquiring Fund Common Stock has been credited to the Fund’s account on the books of the Acquiring Fund.

3.6 With respect to any holder of Fund Common Stock holding certificates representing shares of Fund Common Stock as of the Effective Date, and subject to the Acquiring Fund being informed thereof in writing by the Fund, the Acquiring Fund will not permit such stockholder to receive shares of Acquiring Fund Common Stock pursuant to Section 3.5 herein (or to vote as a stockholder of the Acquiring Fund) until such stockholder has surrendered his or her outstanding certificates evidencing ownership of Fund Common Stock or, in the event of lost certificates, posted adequate bond. The Fund will request its stockholders to surrender their outstanding certificates representing shares of Fund Common Stock or post adequate bond therefor. Dividends or other distributions payable to holders of record of shares of Acquiring Fund Common Stock as of any date after the Effective Date and prior to the exchange of certificates by any holder of Fund Common Stock shall be paid to such stockholder, without interest; however, such dividends or other distributions shall not be paid unless and until such stockholder surrenders his or her certificates representing shares of Fund Common Stock for exchange.

4. COVENANTS

4.1 The Fund and the Acquiring Fund each covenant to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Fund, preparing for its deregistration, except that the distribution of dividends pursuant to paragraph 6.4 of this Agreement shall not be deemed to constitute a breach of the provisions of this paragraph 4.1.

4.2 (a) The Fund shall hold a meeting of its stockholders for the purpose of considering and voting upon the Reorganization as described herein, which meeting has been called for November 15, 2019, and any adjournments or postponements thereof (the “Meeting”).

(b) The Fund agrees to mail to its stockholders of record entitled to vote at the Meeting, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

4.3 The Acquiring Fund and the Fund agree that, as soon as practicable after satisfaction of all conditions to the Reorganization, they will make all filings or recordings required by Maryland law in connection with the Reorganization, if any.

4.4 (a) The Fund undertakes that, if the Reorganization is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Fund has ceased to be a registered investment company.

(b) The Acquiring Fund has filed the Registration Statement with the SEC and will use its best efforts to ensure that the Registration Statement has gone effective. The Fund agrees to cooperate fully with the Acquiring Fund, and will furnish to the Acquiring Fund the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.5 Each of the Acquiring Fund and the Fund agrees that by the Effective Date it shall have filed all of its federal and other tax returns and reports required to be filed on or before such date and that it shall have paid all taxes shown as due on said returns, or that adequate liability reserves shall have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return (including any amended return) or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Fund for its final taxable year and for all prior taxable periods. Any information obtained under this paragraph 4.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, the Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Fund with respect to its final taxable year ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly and timely filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this paragraph 4.6, any expenses incurred by the Acquiring Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by the Acquiring Fund.

4.6 Prior to the Effective Date, the Fund shall have made arrangements with its transfer agent to deliver to the Acquiring Fund a list of the names and addresses of all of the holders of record of Fund Common Stock on the Effective Date and the respective number of shares of Fund Common Stock owned by each such stockholder, certified by the Fund’s transfer agent or President to the best of their knowledge and belief.

4.7 The Fund agrees that the (i) delisting of the Fund Common Stock with the NYSE and (ii) termination of its registration as an investment company under the 1940 Act will be effected in accordance with applicable law as soon as practicable following the Effective Date.

5. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE FUND

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at the Fund’s election, to the following conditions:

5.1 (a) The Acquiring Fund shall have furnished to the Fund a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President or any Vice President and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since June 30, 2019, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquiring Fund shall have furnished to the Fund a certificate signed by its President, Treasurer or any Vice President, dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

5.2 There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

5.3 The Acquiring Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.4 All proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

6.1 (a) The Fund shall have furnished to the Acquiring Fund a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President or any Vice President and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since June 30, 2019, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Fund shall have furnished to the Acquiring Fund a certificate signed by its President, Treasurer or any Vice President, dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

6.2 There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

6.3 All proceedings taken by the Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

6.4 Prior to the Effective Date, the Fund shall have declared a dividend or dividends which, together with all previous distributions qualifying for the dividends-paid deduction, shall have the effect of distributing to its stockholders, in distributions qualifying for the dividends-paid deduction, (i) all of the Fund’s investment company taxable (computed without regard to any deduction for dividends paid as defined in Section 852 of the Code), (ii) all of the excess of the Fund’s interest income excludable from gross income under Section 103 of the Code over the Fund’s deductions disallowed under Sections 265 and 171 of the Code, and (iii) all of the Fund’s net capital gain, in each case for its taxable year beginning on January 1, 2019 and ending on the Effective Date and any prior taxable year to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

6.5 The Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Fund held or maintained by such custodian as of the Valuation Time.

6.6 The Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Fund in the possession of such transfer agent as of the Effective Date, (ii) a certificate setting forth the number of shares of Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such stockholder.

7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND FUND

If any of the conditions set forth below have not been satisfied on or before the Effective Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

7.1 The Reorganization shall have been approved by the affirmative vote of the holders of the issued and outstanding shares of the Fund Common Stock entitled to cast a majority of the votes entitled to be cast thereon; the Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Fund’s Board and the Fund’s stockholders, certified by its Secretary or any Assistant Secretary.

7.2    (a) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Fund or would prohibit the Reorganization.

(b) On the Effective Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Fund or the Acquiring Fund from completing the transactions contemplated by this Agreement.

7.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

7.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5 The Fund and the Acquiring Fund shall have received the opinion of Ropes & Gray LLP, dated the Effective Date, substantially to the effect that, based upon certain facts, factual representations and assumptions made by the Fund, the Acquiring Fund and their respective authorized officers, and on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes:

(a) the acquisition by the Acquiring Fund of all of the assets of the Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Fund, followed by the distribution by the Fund to its stockholders of Acquiring Fund shares in complete liquidation of the Fund, all pursuant to this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Sections 361 and 357 of the Code, the Fund will not recognize gain or loss upon the transfer of all its assets to the Acquiring Fund pursuant to this Agreement in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Fund’s liabilities, or upon the distribution of the Acquiring Fund shares by the Fund to its stockholders in liquidation of the Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing of the tax year of the Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(c) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Fund;

(d) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Fund transferred to the Acquiring Fund pursuant to this Agreement will be the same as the Fund’s tax basis in such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (b) above;

(e) under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets it receives from the Fund pursuant to this Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, will include the periods during which such assets were held or treated for U.S. federal income tax purposes as being held by the Fund;

(f) under Section 354 of the Code, the stockholders of the Fund will not recognize gain or loss upon the exchange of all of their shares of the Fund for Acquiring Fund shares other than any gain in respect of any cash received in lieu of fractional shares under the terms described herein;

(g) under Section 358 of the Code, immediately after the Reorganization, the aggregate tax basis in the Acquiring Fund shares received by a Fund stockholder pursuant to this Agreement will be the same as the aggregate tax basis in the Fund shares exchanged therefor, as adjusted to account for any cash received in lieu of fractional shares under the terms described herein;

(h) under Section 1223(1) of the Code, a Fund stockholder’s holding period for the Acquiring Fund shares received pursuant to this Agreement will include the stockholder’s holding period for the Fund shares exchanged therefor, provided that such Fund shares were held as capital assets on the date of the exchange; and

(i) the Acquiring Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Treasury regulations thereunder.

The delivery of such opinion is conditioned upon the receipt by Ropes & Gray LLP of representations it shall request of the Acquiring Fund and the Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Fund may waive the condition set forth in this paragraph 7.5.

7.6 The assets and liabilities of the Fund to be transferred to the Acquiring Fund shall not include any assets or liabilities which the Acquiring Fund, by reason of limitations in its Registration Statement or the Acquiring Fund Charter, may not properly acquire or assume. The Acquiring Fund does not anticipate that there will be any such assets or liabilities but the Acquiring Fund will notify the Fund if any do exist and will reimburse the Fund for any reasonable transaction costs incurred by the Fund for the liquidation of such assets and liabilities.

8. INDEMNIFICATION

8.1 The Acquiring Fund, out of its assets and property, agrees to indemnify and hold harmless the Fund and the members of the Fund’s Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund’s Board or its officers prior to the Effective Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

8.2 The Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund and the members of the Acquiring Fund’s Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the members of the Fund’s Board or its officers prior to the Effective Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9. BROKER FEES AND EXPENSES

9.1 The Acquiring Fund and the Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 All expenses incurred in connection with the Reorganization will be borne by the Acquiring Fund and the Fund in proportion to their respective net assets. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, SEC registration fees, NYSE listing fees, and will be outside of any fee waivers or expense reimbursements with Cohen & Steers Capital Management, Inc.

10. COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Fund acknowledges and agrees that from and after the Effective Date, the Acquiring Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Fund.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Fund and the Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Fund and the Fund, and the obligations of the Acquiring Fund in Article 8, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION AND WAIVERS

12.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Date by resolution of either the Acquiring Fund’s Board or the Fund’s Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Effective Date. In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.2 At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by either the Acquiring Fund’s Board or the Fund’s Board (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.

13. TRANSFER RESTRICTION

Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO ACQUIRING FUND (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Acquiring Fund’s transfer agent with respect to such shares. The Fund will provide the Acquiring Fund on the Effective Date with the name of any holder of Fund Common Stock who is to the knowledge of the Fund an affiliate of it on such date.

14. MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Fund and the Acquiring Fund; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of shares of Acquiring Fund Common Stock to be issued to the holders of Fund Common Stock under this Agreement to the detriment of such stockholders without their further approval.

16. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Fund or the Fund, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

17. ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

17.1 Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

17.2 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.3 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

17.4 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

17.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[The remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

By:
Name: Adam M. Derechin Title: President and Chief Executive Officer

ATTEST:
Name: Dana A. DeVivo Title: Secretary and Chief Legal Officer
COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:
Name: Adam M. Derechin Title: President and Chief Executive Officer
ATTEST:
Name: Dana A. DeVivo Title: Secretary and Chief Legal Officer

APPENDIX B

PROXY VOTING POLICY

COHEN & STEERS

PROXY VOTING POLICIES AND PROCEDURES FOR THE ADVISOR, CNS ASIA AND CNS UK

A. Responsibility. The Advisor and the Subadvisors shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Advisor and the Subadvisors seek to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor and the Subadvisors seek to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholder s will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Advisor and the Subadvisors follow the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, the Advisor and the Subadvisors shall engage in a careful evaluation of issues that may materially affect the rights of shareholder s and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•

In exercising voting rights on behalf of clients, the Advisor and the Subadvisors shall conduct itself in the same manner as if the Advisor and the Subadvisors were the beneficial owners of the securities.

•	To the extent reasonably possible, the Advisor and the Subadvisors shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	The Advisor and the Subadvisors, and their respective officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.

Set forth below are general guidelines followed by the Advisor and the Subadvisors in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor and the Subadvisors shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Advisor and the Subadvisors may consider the views of third parties, the Advisor and the Subadvisors shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor and the Subadvisors shall consider both short-term and long-term views about a company’s business and prospects, especially in light of its projected holding period on the stock (e.g., the Advisor may discount long-term views on a short-term holding).

VOTING FOR DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, the Advisor and the Subadvisors consider the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•

Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•

Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;

•	In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;

•	If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes;[1]

•	Whether the nominee has a material related party transaction or a material conflict of interest with the company;

•	Whether the nominee (or the entire board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•	Material failures of governance, stewardship, risk oversight[2], or fiduciary responsibilities at the company; and

•

Actions related to a nominee’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.

MAJORITY VOTE FOR DIRECTORS

The Advisor and the Subadvisors generally vote for proposals asking for the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.

SEPARATION OF CHAIRMAN AND CEO

The Advisor and the Subadvisors generally vote for proposals to separate the CEO and chairman positions. The Advisor and the Subadvisors do recognize, however, that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.

INDEPENDENT CHAIRMAN

The Advisor and the Subadvisors review on a case-by-case basis proposals requiring the chairman’s position to be filled by an independent director, taking into account the company’s current board leadership and governance structure; company performance, and any other factors that may be relevant.

LEAD INDEPENDENT DIRECTORS

In cases where the CEO and chairman roles are combined or the chairman is not independent, the Advisor and the Subadvisors vote for the appointment of a lead independent director.

BOARD INDEPENDENCE

1 For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.

2 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by the employees or directors of a company; or significant pledging of company stock in the aggregate by the officers and directors of a company.

The Advisor and the Subadvisors believe that boards should have a majority of independent directors. Therefore, the Advisor and the Subadvisors vote for proposals that require the board to be comprised of a majority of independent directors.

Generally, the Advisor and the Subadvisors consider a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.

In addition, the Advisor and the Subadvisors generally consider a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict, and has not been employed by the company in an executive capacity.

BOARD SIZE

The Advisor and the Subadvisors generally vote for proposals to limit the size of the board to 15 members or less.

CLASSIFIED BOARDS

The Advisor and the Subadvisors generally vote in favor of shareholder proposals to declassify a board of directors. In voting on proposals to declassify a board of directors, the Advisor and the Subadvisors evaluate all facts and circumstances, including whether: (i) the current management and board have a history of making good corporate or strategic decisions and (ii) the proposal is in the best interests of shareholders.

INDEPENDENT COMMITTEES

The Advisor and the Subadvisors vote for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.

NON-DISCLOSURE OF BOARD COMPENSATION

The Advisor and the Subadvisors generally vote against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, the Advisor and the Subadvisors recognize that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, the Advisor and the Subadvisors may vote for the nominees even if compensation is not disclosed.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

The Advisor and the Subadvisors vote in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the law of the jurisdiction of formation. The Advisor and the Subadvisors also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. The Advisor and the Subadvisors vote against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.

COMPENSATION PROPOSALS

Votes on Executive Compensation. “Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.

The Advisor and the Subadvisors generally vote against in cases where there are an unacceptable under of problematic pay practices including:

•	Poor linkage between the executives’ pay and the company’s performance and profitability;

•

The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group;

•	A lack of proportionality in the plan relative to the company’s size and peer group.

Additional Disclosure on Executive and Director Pay. The Advisor and Subadvisors generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Shareholder Votes on Executive Compensation. The Advisor and Subadvisors generally vote for annual shareholder advisory votes to approve executive compensation.

Golden Parachutes. In general, the Advisor and the Subadvisors vote against golden parachutes because they impede potential takeovers that shareholders should be free to consider. The Advisor and the Subadvisors oppose the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.

In the context of an acquisition, reorganization, consolidation, or proposed sale, the Advisor and the Subadvisors vote on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result to a vote against include:

•	Potentially excessive severance payments;

•	Agreements that include excessive excise tax gross-up provisions;

•	Single-trigger payments upon a Change in Control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Equity Compensation Plans. Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:

•

Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company’s estimated shareholder value transfer (SVT) in relation to peers, considering:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:
•	Automatic single-triggered award vesting upon CIC;
•	Discretionary vesting authority;
•	Liberal share recycling on various award types; and
•	Minimum vesting period for grants made under the plan.

•	Grant Practices:
•	The company’s three year burn rate relative to its industry/market cap peers;
•	Vesting requirements for most recent CEO equity grants (3-year look-back);
•	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;
•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
•	Whether the company maintains a claw-back policy; and
•	Whether the company has established post exercise/vesting share-holding requirements.

The Advisor and the Subadvisors generally vote against compensation plan proposals if the combination of factors indicates that the plan is not, overall, in the shareholders’ interest, or if any of the following apply:

•	Awards may vest in connection with a liberal CIC;

•	The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;

•	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Transferable Stock Options. The Advisor and the Subadvisors evaluate on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Approval of Cash or Cash-and-Stock Bonus Plans. The Advisor and the Subadvisors vote to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.

Employee Stock Purchase Plans. The Advisor and the Subadvisors vote for the approval of employee stock purchase plans, although the Advisor and the Subadvisors generally believe the discounted purchase price should not exceed 15% of the current market price.

401(k) Employee Benefit Plans. The Advisor and the Subadvisors vote for proposals to implement a 401(k) savings plan for employees.

Stock Ownership Requirements. The Advisor and the Subadvisors support proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Stock Holding Periods. The Advisor and the Subadvisors generally vote against proposals requiring executives to hold stock received upon option exercise for a specific period of time.

Recovery of Incentive Compensation. The Advisor and the Subadvisors generally vote for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.

CAPITAL STRUCTURE CHANGES AND ANTI-TAKEOVER PROPOSALS

Increase to Authorized Shares. The Advisor and the Subadvisors generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Blank Check Preferred Stock. The Advisor and the Subadvisors generally vote against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. The Advisor and the Subadvisors may vote in favor of these proposals if the Advisor and the Subadvisors receive reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.

Pre-emptive Rights. The Advisor and the Subadvisors generally vote against the issuance of equity shares with pre-emptive rights. However, the Advisor and the Subadvisors may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking in to account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g. UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While the Advisor and the Subadvisors prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, the Advisor and the Subadvisors will approve issuance requests with pre-emptive rights.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure. The Advisor and the Subadvisors support the one-share, one-vote principle for voting.

Restructurings/Recapitalizations. The Advisor and the Subadvisors review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, the Advisor and the Subadvisors consider the following issues:

•	Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in control: will the transaction result in a change in control of the company?

•	Bankruptcy: generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. The Advisor and the Subadvisors generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.

The Advisor and the Subadvisors will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. The Advisor and the Subadvisors vote these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.

Shareholder Rights Plans. The Advisor and the Subadvisors review on a case-by-case basis proposals to ratify shareholder rights plans. The Advisor and the Subadvisors look for shareholder friendly features including a two-to-three year sunset provision, a permitted bid provision and a 20% or higher flip-in provision.

Reincorporation Proposals. Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, the Advisor and the Subadvisors review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.

Voting on State Takeover Statutes. The Advisor and the Subadvisors review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these shareholder proposals, the Advisor and the Subadvisors take into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control of the board of directors.

MERGERS AND CORPORATE RESTRUCTURINGS

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.

The Advisor and the Subadvisors vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor and the Subadvisors generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.

Spin-offs. The Advisor and the Subadvisors evaluate spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. The Advisor and the Subadvisors evaluate asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. The Advisor and the Subadvisors evaluate liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

RATIFICATION OF AUDITORS

The Advisor and the Subadvisors generally vote for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;

•	the auditors are being changed without explanation; or

•	fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set in local best practice recommendations or law.

Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

AUDITOR ROTATION

The Advisor and the Subadvisors evaluate auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

AUDITOR INDEMNIFICATION

The Advisor and the Subadvisors generally vote against auditor indemnification and limitation of liability. However, the Advisor and the Subadvisors recognize there may be situations where indemnification and limitations on liability may be appropriate.

SHAREHOLDER ACCESS AND VOTING PROPOSALS

Proxy Access. The Advisor and the Subadvisors review proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. The Advisor and the Subadvisors generally support proposals that provide shareholder s with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.

Reimbursement of Proxy Solicitation Expenses. In the absence of compelling reasons, the Advisor and the Subadvisors will generally not support such proposals.

Shareholder Ability to Call Special Meetings. The Advisor and the Subadvisors vote on a case-by-case basis on shareholder proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

Shareholder Ability to Act by Written Consent. The Advisor and the Subadvisors generally vote against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. The Advisor and the Subadvisors generally vote for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While the Advisor and the Subadvisors recognize the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Cumulative Voting. Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a corporation. However, the Advisor and the Subadvisors acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, the Advisor and the Subadvisors evaluate all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

Supermajority Vote Requirements. The Advisor and the Subadvisors generally support proposals that seek to lower supermajority voting requirements.

Confidential Voting. The Advisor and the Subadvisors vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that the dissident groups honor its confidential voting policy in the case of proxy contests.

The Advisor and the Subadvisors also vote for management proposals to adopt confidential voting.

Date/Location of Meeting. The Advisor and the Subadvisors vote against shareholder proposals to change the date or location of the shareholders’ meeting.

Adjourn Meeting if Votes are Insufficient. The Advisor and the Subadvisors generally vote against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Advisor and the Subadvisors vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

ENVIRONMENTAL AND SOCIAL ISSUES

The Advisor and the Subadvisors recognize that the companies in which they invest may enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility. Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis.

When evaluating these proposals, we consider the following factors:

•

The financial implications of the proposal, including whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;

•	Whether the issues presented have already been effectively dealt with through governmental regulation; and

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source.

MISCELLANEOUS PROPOSALS

Bundled Proposals. The Advisor and the Subadvisors review on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, the Advisor and the Subadvisors examine the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, the Advisor and the Subadvisors vote against the proposals. If the combined effect is positive, the Advisor and the Subadvisors support such proposals. In the case of bundled director proposals, the Advisor and the Subadvisors will vote for the entire slate only if the Advisor and the Subadvisors would have otherwise voted for each director on an individual basis.

Other Business. Cohen & Steers generally vote against proposals to approve other business where the Advisor and the Subadvisors cannot determine the exact nature of the proposal(s) to be voted on.

APPENDIX C

COMPARISON OF THE FUNDS’ INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT

POLICIES AND RESTRICTIONS

A summary comparison of the investment objectives and principal investment policies and restrictions of the Funds is set forth in the table below. After the Reorganization, the investment strategies, policies and restrictions of the combined Fund will be those of UTF.

	UTF	INB

Investment Objectives*	The Fund’s investment objective is total return, with an emphasis on income.	The Fund’s investment objective is total return, with an emphasis on high current income.

Principal Investment Strategies	Under normal market conditions, the Fund will invest at least 80% of its managed assets in securities issued by infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications companies and other infrastructure companies.

The Investment Manager, constructs the Fund’s investment portfolio primarily by allocating the Fund’s assets to selections from the five proprietary strategies used by the Investment Manager in managing other established Cohen & Steers portfolios (the “Select Strategies”). Allocations and reallocations of the Fund’s assets to the Select Strategies will be determined by the Investment Manager’s senior portfolio managers within the parameters described below, taking into consideration market conditions and available investment opportunities. Three primary factors will be considered in determining portfolio allocation: income potential, total return potential and diversification. The five proprietary strategies are:

• Global Large Cap: dividend paying common stocks with potential for attractive and sustainable dividend growth issued by companies across a variety of industries and sectors

• Global Real Estate: real estate securities, including real estate investment trusts (“REITs”) or REIT-like structures

• Global Infrastructure: common stocks and other equity securities issued by utility companies and master limited partnerships (“MLPs”)

• Global Preferred: preferred securities, including traditional preferred securities and hybrid-preferred securities

• Closed-End Funds: common stocks of closed-end funds that invest significantly in equity or income-producing securities

The Fund intends to focus primarily on securities selected from the Global Large Cap Strategy. Based on current market conditions, the Fund is initially expected to have 60% of its managed assets allocated to the Global Large Cap Strategy and 40% of its managed assets allocated among the Global Real Estate, Global Utility, Global Preferred and Closed-End Funds Strategies, although allocations among the Select Strategies will vary over time based on market conditions, perhaps significantly. The Fund may not be invested in securities from all of the Select Strategies at all times.

Under normal market conditions, the Fund will invest significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Fund would invest at least 30%) in companies organized or located outside the United States or doing a substantial amount of business outside the United States, including direct investments in securities of such issuers and investments in depositary receipts (such as American Depositary Receipts (“ADRs”)) that represent indirect interests in securities of foreign issuers. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three countries).

Issuer Diversification	The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.	The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

Fixed-Income and Preferred Securities	UTF is not limited in the amount of assets it may invest in preferred and other fixed-income securities.	INB may invest in fixed-income securities and preferred securities.

Foreign Securities	The Fund is not limited in the amount of its assets that may be invested in foreign securities, including emerging market securities.	Under normal market conditions, the Fund will invest significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Fund would invest at least 30%) in companies organized or located outside the United States or doing a substantial amount of business outside the United States, including direct investments in securities of such issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three countries).

Options	Although not intended to be a significant element in the Fund’s investment strategy, from time to time the Fund may use various other investment management techniques that also involve certain risks and special considerations including: engaging in interest rate and credit derivatives transactions and using options and	The Fund writes (sell) index and stock options on a portion of its portfolio with the intention of earning option premiums (Covered Call Strategy). Initially, the Fund intended to write options having an aggregate notional value equal to 40% to 60% of the value of the Fund’s portfolio, although the percentage will vary over

	financial futures.	time based on market conditions. The Covered Call Strategy is designed to contribute to total return while moderating volatility of those returns thereby reducing portfolio volatility, although option writing will reduce the potential to benefit from any appreciation in the portion of the Fund’s stock portfolio with respect to which options are written.

Derivatives

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, and equity, fixed-income and interest rate indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures.

The Fund also may purchase derivative instruments that combine features of these instruments.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, and equity, fixed-income and interest rate indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures.

The Fund also may purchase derivative instruments that combine features of these instruments.

Dividend Capture Trading	None.	The Fund also may seek to increase its current income through dividend capture trading. In dividend capture trading, the Fund sells a stock on or shortly after the stock’s ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this strategy, the Fund may receive more dividend payments over a given period of time than if it held a single stock.

Investments in Other Industries	The Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry, except for securities in infrastructure companies.	The Fund may invest significantly in securities of companies principally engaged in financial services.

Restricted and Illiquid Securities	The Fund may invest up to 10% of its managed assets in illiquid securities.	The Fund may invest up to 15% of its managed assets in restricted securities and other investments that may be illiquid.

Other Investment Companies	The Fund may invest in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly, subject to limitations imposed by the 1940 Act or any exemption granted thereunder.	The Fund may invest up to 10% of its managed assets in securities of open-end investment companies, including ETFs.

Leverage	The Fund utilizes leverage as part of its investment strategy. The Fund engages in leverage through borrowings.	The Fund utilizes leverage as part of its investment strategy. The Fund engages in leverage through borrowings.

Defensive Investing	When overall market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objectives and invest all or any portion of its assets in short-term debt instruments, government securities or cash or cash equivalents, without regard to whether the issuer is a utility company.

When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities.

For temporary defensive purposes or to keep cash on hand fully invested, and following the offering pending investment in securities that meet the Fund’s investment objective, the Fund may invest up to 100% of its total assets in U.S. Government securities or high-quality, short-term money market instruments.

Short-Term Investments	When overall market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objectives and invest all or any portion of its assets in short-term debt instruments, government securities or cash or cash equivalents, without regard to whether the issuer is a utility company.	For temporary defensive purposes or to keep cash on hand fully invested, and following the offering pending investment in securities that meet the Fund’s investment objective, the Fund may invest up to 100% of its total assets in U.S. Government securities or high-quality, short-term money market instruments.

Fundamental Investment Restrictions*

Concentration of Investments	The Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry, except for securities in infrastructure companies.	The Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities.

Issuance of Senior Securities	The Fund may not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes.	The Fund may not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom; or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

* May not be changed without the approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Underwriting	The Fund may not act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities.	The Fund may not act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities.

Real Estate	The Fund may not purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	The Fund may not purchase or sell real estate, mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

Commodities and Commodity Futures Contracts	The Fund may not purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments.	The Fund may not purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, forward contracts and options thereon, and currency options and such similar instruments.

Lending	The Fund may not make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through repurchase agreements, and by the purchase of debt securities.	The Fund may not make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through repurchase agreements, and by the purchase of debt securities.

Pledging Assets	The Fund may not pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes	The Fund may not pledge, mortgage or hypothecate its assets except in connection with permitted borrowings. (non-fundamental restriction).

Non-Fundamental Investment Restrictions:

Oil, Gas or Other Mineral Exploration or Development Programs	The Fund may not invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.	None.

Below Investment Grade Securities	None.	The Fund may not purchase preferred securities and other fixed income securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 25% of the Fund’s managed assets would then be invested in such securities.

Securities of Other Investment Companies

Acquire or retain securities of any investment company other than (a) in accordance with the limits permitted by Section 12(d)(1) of the 1940 Act, or retain securities of any investment company other than (a) in accordance with, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and the rules thereunder, and (b) through the acquisition of securities of any investment company as part of a Reorganization, consolidation or similar transaction.

The Fund may not acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, (b) acquire securities of any investment company as part of a Reorganization, consolidation or similar transaction.

APPENDIX D

RATINGS CATEGORIES

RATING CATEGORIES

The following is a description of certain ratings assigned by Standard & Poor (“S&P”), Moody’s and Fitch Ratings (“Fitch”).

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment;

•	capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation, and the promise we impute;

•

protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

An “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within any stated grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings Definitions

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

•	amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s

Long-Term Obligation Ratings and Definitions

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

Obligations rated “B” are considered speculative and are subject to high credit risk.

Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Corporate Finance Obligations—Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity’s issuer rating.

AAA: Highest credit quality: “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality: “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality: “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality: “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative: “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk: Default is a real possibility.

CC: Very high levels of credit risk: Default of some kind appears probable.

C: Exceptionally high levels of credit risk: Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default: “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a distressed debt exchange on one or more material financial obligations.

D: Default: “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “B.”

Structured, Project & Public Finance Obligations—Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality: “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality: “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality: “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality: “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative: “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative: “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk: “C” indicates that default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•

the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: “F1” indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

Good short-term credit quality: “F2” indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: “F3” indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: “B” indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: “C” indicates that default is a real possibility.

Restricted default: “RD” indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

Default: “D” indicates a broad-based default event for an entity, or the default of a short-term obligation.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

August 21, 2019

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated August 21, 2019, relating specifically to the proposed reorganization of Cohen & Steers Global Income Builder, Inc. (“INB” or the “Acquired Fund”) with and into Cohen & Steers Infrastructure Fund, Inc. (“UTF” or the “Acquiring Fund” and, together with INB, the “Funds” and each a “Fund”), (in accordance with the Maryland General Corporation Law) (the “Reorganization”). To obtain a copy of the Combined Proxy Statement/Prospectus, please write to the Fund of which you are a stockholder at 280 Park Avenue, New York, New York 10017 or call 800-330-7348. The Reorganization is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

TABLE OF CONTENTS

1. General Information	1
2. Financial Statements	1

GENERAL INFORMATION

A Special Meeting of Stockholders of INB to consider the Reorganization will be held on November 15, 2019, at 10:00 a.m., Eastern time. For further information about the Reorganization, see the Combined Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Combined Proxy Statement/Prospectus dated August 21, 2019 consists of this cover page, which was filed electronically with the SEC and is incorporated by reference herein:

The financial statements of each Fund as included in each Fund’s Annual filed for the last-completed fiscal year for each Fund:

1. Cohen & Steers Global Income Builder, Inc., Annual Report to Stockholders for the Fiscal Year Ended December 31, 2018, filed on March 11, 2019 (accession no. 0001193125-19-070798).

2. Cohen & Steers Infrastructure Fund, Inc., Annual Report to Stockholders for the Fiscal Year Ended December 31, 2018, filed on March 11, 2019 (accession no. 0001193125-19-070808).

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements for the reorganization of Cohen & Steers Global Income Builder, Inc. (“INB” or the “Acquired Fund”) with and into Cohen & Steers Infrastructure Fund, Inc. (“UTF” or the “Acquiring Fund”) are not presented because INB had net assets of less than 10% of the net assets of UTF as of June 30, 2019.

1

PART C

OTHER INFORMATION

Item 15.         Indemnification

It is the Registrant’s policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant’s Articles of Incorporation, filed as Exhibit 2(a) to the Registrant’s Registration Statement filed on January 9, 2004, and Article VIII, Section 1, of the Registrant’s Amended and Restated By-Laws, filed with the Registrant’s Form N-SAR for the Semi-Annual Report on August 30, 2010. The liability of the Registrant’s directors and officers is dealt with in Article NINTH of Registrant’s Articles of Incorporation and Article VIII, Section 1 through Section 6, of the Registrant’s By-Laws. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s investment manager (the “Investment Manager”), for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Management Agreement, filed as Exhibit G(i) to the Registrant’s Registration Statement filed on March 15, 2004. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s administrator, for any loss suffered by the Registrant or its shareholders is set forth in Section 6 of the Administration Agreement as filed herewith.

Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 16.         Exhibits

(1)(a)	Articles of Incorporation are incorporated by reference from Registrant’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission (“Commission”) on January 9, 2004 (Accession No. 0000950117-04-000152).

(1)(b)	Articles of Amendment are incorporated by reference from Registrant’s Annual Report on Form N-SAR filed with the Commission on February 26, 2010 (Accession No. 0001275617-10-000003).

(1)(c)	Articles of Amendment are incorporated by reference from Registrant’s Semi-Annual Report on Form N-SAR filed with the Commission on August 30, 2010 (Accession No. 0001275617-10-000006).

(1)(d)	Form of Articles Supplementary are incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 filed with the Commission on May 12, 2004 (Accession No. 0000950117-04-001867).

(1)(e)	Form of Articles Supplementary are incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 filed with the Commission on November 8, 2004 (Accession No. 0000950117-04-001867).

(1)(f)	Form of Articles Supplementary are incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 filed with the Commission on December 12, 2005 (Accession No 0000950117-05-004681).

(1)(g)	Form of Articles Supplementary are incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration on Form N-2 filed with the Commission on February 8, 2007 (Accession No 0001193125-07-022956).

(1)(h)	Articles Supplementary are incorporated by reference from Registrant’s Registration Statement on Form N-14 filed with the Commission on June 30, 2008 (Accession No 0001193125-09-141871).

(2)	Amended and Restated By-laws are incorporated by reference from Registrant’s Semi-Annual Report on Form N-SAR filed with the Commission on August 30, 2010 (Accession No 0001275617-10-000006).

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is incorporated by reference from Registrant’s Registration Statement on Form N-14 filed with the Commission on June 27, 2019 (Accession No. 0001193125-19-184381).

(5)(a)	Reference is made to Exhibits (1) and (2) hereof.

(5)(b)	Form of Specimen Stock Certificate is incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 filed with the Commission on February 8, 2007 (Accession No 0001193125-07-022956).

(6)(a)	Form of Investment Management Agreement is incorporated by reference from Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 filed with the Commission on March 15, 2004 (Accession No 0000950117-04-000992).

(6)(b)	Subadvisory Agreement with Cohen & Steers Asia Limited is incorporated by reference from Registrant’s Annual Report on Form N-SAR filed with the Commission on February 26, 2010 (Accession No 0001275617-10-000003).

(6)(c)	Subadvisory Agreement with Cohen & Steers UK Limited is incorporated by reference from Registrant’s Annual Report on Form N-SAR filed with the Commission on February 26, 2010 (Accession No 0001275617-10-000003).

(7)	Not applicable.

(8)	Not applicable.

(9)	Form of Custody Agreement is incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the commission on February 24, 2004 (Accession No 0000950117-04-000752).

(10)	Not applicable.

(11)	Opinion and Consent of Venable LLP.*

(12)	Opinion and Consent of Ropes & Gray LLP regarding tax matters.**

(13)(a)	Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement is incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the commission on February 24, 2004. (Accession No. 0000950117-04-003814).

(13)(b)	Amended and Restated Administration Agreement between the Fund and the Investment Advisor is incorporated by reference to the Registrant’s Registration Statement on Form N-14 filed with the Commission on June 27, 2019 (Accession No. 0001193125-19-184381).

(13)(c)	Form of Amended and Restated Administration Agreement between the Fund and State Street Bank and Trust Company is incorporated by reference from Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 filed with the Commission on March 15, 2004 (Accession No 0000950117-04-000992).

(14)	Consent of Independent Registered Public Account Firm.*

(15)	Not applicable.

(16)	Power of Attorney is incorporated by reference to the Registrant’s Registration Statement on Form N-14 filed with the Commission on June 27, 2019 ( Accession No. 0001193125-19-184381).

(17)(a)	Form of Proxy Card.*

(17)(b)	Dividend Reinvestment Plan is incorporated by reference from Registrant’s Registration Statement on Form N-14 filed with the Commission on June 30, 2007 (Accession No 0001193125-09-141871).

*Filed herewith.

**To be filed by amendment.

Item 17.         Undertakings

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinions of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant in the City of New York and State of New York, on the 14th day of August, 2019

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ ADAM M. DERECHIN
Adam M. Derechin
President and CEO

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

By: /s/ ADAM M. DERECHIN (ADAM M. DERECHIN)	President and Chief Executive Officer (Principal Executive Officer)	August 14, 2019
By: /s/ JAMES GIALLANZA	Chief Financial Officer (Principal Financial Officer)	August 14, 2019
(JAMES GIALLANZA)
* (ROBERT H. STEERS)	Chairman and Director	August 14, 2019
* (JOSEPH M. HARVEY)	Director	August 14, 2019
* (MICHAEL G. CLARK)	Director	August 14, 2019
* (DEAN A. JUNKANS)	Director	August 14, 2019
* (GEORGE GROSSMAN)	Director	August 14, 2019
* (GERALD J. MAGINNIS)	Director	August 14, 2019
* (JANE F. MAGPIONG)	Director	August 14, 2019
* (DAPHNE L. RICHARDS)	Director	August 14, 2019
* (C. EDWARD WARD, JR.)	Director	August 14, 2019

*By: /s/ DANA A. DEVIVO		August 14, 2019
Dana A. DeVivo
ATTORNEY-IN-FACT